As filed with the Securities and Exchange Commission on July 31, 2009 Securities Act File No. 333-82621 Investment Company Act File No. 811-09439
SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	| |
Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 19 and/or	|X|
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	| |
Amendment No. 19 (Check appropriate box or boxes)	|X|
STRATEGIC PARTNERS STYLE SPECIFIC FUNDS (Exact Name of Registrant as Specified in Charter)
Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102 (Address of Principal Executive Offices)
(973) 367-7521 (Registrant’s telephone number, including Area Code)
Deborah A. Docs, Secretary Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102 (Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box)
÷÷	immediately upon filing pursuant to paragraph (b)
| |	on (__) pursuant to paragraph (b)
|X |	60 days after filing pursuant to paragraph (a)(1)
| |	on (__) pursuant to paragraph (a)(1)
| |	75 days after filing pursuant to paragraph (a)(2)
| |	on (__) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
| |	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

September 30, 2009

PROSPECTUS

Jennison Conservative Growth Fund

FUND TYPE

Large Capitalization Stock

OBJECTIVE

Seeks long-term capital appreciation

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

NYSE TICKER SYMBOLS
Class A: TBDAX	Class L: JCGLX
Class B: TBDBX	Class M: JCGMX
Class C: TBDCX	Class X: JCGRX

3	SUMMARY SECTION
3	INVESTMENT OBJECTIVE
3	FUND FEES AND EXPENSES
5	INVESTMENTS, RISKS AND PERFORMANCE
7	MANAGEMENT OF THE FUND
7	BUYING AND SELLING FUND SHARES
8	TAX INFORMATION
8	FINANCIAL INTERMEDIARY COMPENSATION

9	HOW THE FUND INVESTS
9	INVESTMENT OBJECTIVES AND POLICIES
9	OTHER INVESTMENTS AND STRATEGIES
12	INVESTMENT RISKS

19	HOW THE FUND IS MANAGED
19	BOARD OF DIRECTORS
19	MANAGER
20	INVESTMENT SUBADVISER
20	PORTFOLIO MANAGERS
21	DISTRIBUTOR
21	DISCLOSURE OF PORTFOLIO HOLDINGS

22	FUND DISTRIBUTIONS AND TAX ISSUES
22	DISTRIBUTIONS
23	TAX ISSUES
24	IF YOU SELL OR EXCHANGE YOUR SHARES

26	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
26	HOW TO BUY SHARES
39	HOW TO SELL YOUR SHARES
43	HOW TO EXCHANGE YOUR SHARES

47	FINANCIAL HIGHLIGHTS

54	GLOSSARY

SUMMARY SECTION

INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term capital appreciation.

FUND FEES AND EXPENSES

The tables below show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund. Each share class has different (or no) sales charges - known as loads - and expenses, but represents an investment in the same Fund.

As is true with all mutual funds, the transaction costs incurred by the Fund for buying and selling securities are not reflected in the expense table, but are reflected in the performance figures included in this Prospectus. Expense information is based on amounts incurred during the Fund's most recent fiscal year. The Fund's annual operating expenses will likely vary from year to year. A decline in the Fund's average net assets during the current fiscal year due to market volatility or other factors could cause the Fund's expense ratios for the Fund's current fiscal year to be higher than the expense information presented.

You may qualify for sales charge discounts if you and an eligible group of investors purchase, or agree to purchase in the future, more than $25,000 in shares of the Fund or other funds in the JennisonDryden family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's Initial Sales Charge on page 29 of the Fund's Prospectus and in the Fund's Statement of Additional Information (SAI), in Rights of Accumulation on page 75.

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class L	Class M	Class X
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.5%	None	None	5.75%	None	None
Maximum deferred sales charge (load)	1%	5%	1%	1%	6%	6%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Small balance account fee	$15	$15	$15	$15	$15	$15

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class L	Class M	Class X
Management fees	.70	.70	.70	.70	.70	.70
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.50	1.00	1.00
+ Other expenses
= Total annual Fund operating expenses
- Fee waiver or expense reimbursement	.05	None	None	None	None	None
= Net annual Fund operating expenses

Examples. The following examples are intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations (if any) that are effective in this example for only the first year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects this conversion. The first example assumes that you redeem all of your shares at the end of the periods. The second example assumes that you do not redeem your shares and instead keep your shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$	$	$	$	$	$	$	$
Class B
Class C
Class L
Class M
Class X

° The Distributor of the Fund has contractually agreed through November 30, 2010 to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was XX% of the average value of its portfolio. Future portfolio turnover could be higher or lower.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. We seek investments that will increase in value. To achieve our investment objective, we purchase stocks of large companies we believe will experience earnings growth at a rate faster than that of the Russell 1000 Index. The market capitalization within the range will vary, but as of July 31, 2009, the Russell 1000 Index market capitalization range was approximately $_____ billion to $______ billion.

We normally invest at least 80% of the Fund's investable assets in equity and equity-related securities of companies with market capitalizations comparable to those found in the Russell 1000 Index (measured at the time of purchase). The Fund may actively and frequently trade its portfolio securities.

The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy.

While we make every effort to achieve the investment objective of the Fund, we can't guarantee success.

Principal Risks of Investing in the Fund. All investments have risks to some degree. Please remember that an investment in a mutual fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Market Risk. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual company performs, if financial markets go down, you could lose money.

Management Risk. Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by the subadviser may underperform the markets in general, the Fund's benchmark and other mutual funds with similar investment objectives.

Large Capitalization Company Risk. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Growth Style Risk. The Fund's growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Equity Securities Risk. There is the risk that the price of a particular stock we own could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

For more information on the risks of investing in this Fund, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Fund's Past Performance. A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.jennisondryden.com.

Average Annual Total Returns (Class A Shares)[1]
Best Quarter: ___ Quarter ____ _____% Worst Quarter: ___ Quarter ____ _____%

1 These annual total returns do not include deductions for sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too. The total return of the Fund's Class A shares from January 1, 2009 to June 30, 2009 was ____%.

Average Annual Total Returns % (as of 12-31-08)
Return Before Taxes	One Year	Five Years	Since Inception
Class B shares
Class C shares
Class L shares		N/A
Class M shares		N/A
Class X shares		N/A

Class A Shares %
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distribution and Sale of Fund Shares

Index % (reflects no deduction for fees, expenses or taxes)
Russell 1000 Growth Index
S&P 500 Index
Lipper Average

° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.°

For descriptions of each index, please see the Glossary in the Prospectus.

MANAGEMENT OF THE FUND

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	Blair A. Boyer	Managing Director	September 2005
		Kathleen A. McCarragher	Managing Director	September 2005
		Michael A. Del Balso	Managing Director	October 2005

BUYING AND SELLING FUND SHARES

Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Fund's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Fund calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.

	Minimum Initial Investment	Subsequent Investments
Fund shares (most cases)	$2,500	$100
Automatic Investment Plan (AIP), retirement accounts and custodial accounts for minors	$1,000	$1,200 annually (AIP accounts)

You can purchase shares or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the Fund's distributor to receive purchase and redemption orders. To buy shares through the transfer agent, a new investor must complete a new account application and return it with a check payable to the Fund and mail it to Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940.

Current shareholders may also purchase or redeem shares through the Fund's website or by calling 800-225-1852. Redemption proceeds may be sent by mail, by Federal funds wire or deposited directly into your bank account if you have established the link.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Fund intends to declare and pay dividends annually from any net investment income and realized capital gains. If your shares are not held in a tax-deferred account, Fund dividends are subject to federal income tax and may be subject to state or local taxes, whether taken in cash or in additional shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income and dividends from net long-term capital gains are taxable as long-term capital gains no matter how long you have held your shares. Individual and non-corporate shareholders may be eligible to claim a reduced tax rate for certain dividends and corporate shareholders may be eligible to claim a dividends-received deduction.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Fund shares through a financial services firm, the Fund, the Manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your firm's website.

HOW THE FUND INVESTS

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective is long-term capital appreciation. This means that we seek investments that will increase in value. To achieve our investment objective, we purchase stocks of large companies we believe will experience earnings growth at a rate faster than that of the Russell 1000 Index. The market capitalization within the range will vary, but as of July 31, 2009, the Russell 1000 Index market capitalization range was approximately $____ billion to $____ billion.

We normally invest at least 80% of the Fund's investable assets in equity and equity-related securities of companies with market capitalizations comparable to those found in the Russell 1000 Index (measured at the time of purchase). The Fund may actively and frequently trade its portfolio securities.

Our Growth Strategy

Our portfolio managers seek to invest in large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, differentiated products or services and financial strength. Dividend income is only an incidental consideration. Generally, we will consider selling a security when we think it has achieved its growth potential, or when we think we can find better growth opportunities.

Additional Information on Investments and Risk

For more information, see Investment Risks below and the SAI. To obtain a copy, see the back cover page of this prospectus.

Although we make every effort to achieve the Fund's objective, we can't guarantee success. The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following non-principal investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

Foreign Securities. The Fund may invest in securities of non-U.S. issuers, which we refer to as foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers. We do not consider American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and other similar receipts or shares traded in U.S. markets to be foreign securities.

Short Sales. The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when the investment subadviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund may make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Other Equity-Linked Investments. The Fund may invest in securities of exchange traded funds (ETFs) such as Standard & Poor's Depositary Receipts (SPDRs), subject to certain limits on investment in securities of non-affiliated investment companies. Securities of ETFs represent shares of ownership in either mutual funds or unit investment trusts (UITs) that hold a portfolio of common stocks that are designed to generally correspond to the price and yield performance of their underlying portfolio of securities. Such holdings may be subject to any management fees of the mutual fund or UIT. The underlying portfolio may have a broad market, sector or international focus. ETFs give investors the opportunity to buy or sell an entire portfolio of stocks in a single security transaction in a manner similar to buying or selling a share of stock. The risk of owning an ETF generally reflects the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of the Fund's assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve the Fund's investment objective, but can help to preserve the Fund's assets. The use of temporary defensive investments is inconsistent with the Fund's investment objective.

Debt Obligations, Including Money Market Instruments. The Fund may invest in investment-grade debt obligations (such as those rated A-2 or above by Standard & Poor's Ratings Services or Prime-2 or above by Moody's Investors Service, Inc.), including money market instruments. Money market instruments include the commercial paper of U.S. corporations, the obligations of U.S. banks (including foreign branches), certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. Generally, debt obligations provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks.

U.S. Government Securities. The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Some U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

Repurchase Agreements. The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Convertible and Preferred Securities. The Fund may also invest in convertible and preferred securities, including convertible bonds, convertible preferred stock and non-convertible preferred stock, warrants and rights. Convertible securities are securities - such as bonds, corporate notes and preferred stock - that we can convert into the company's common stock or some other equity security.

Derivative Strategies. We may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate securities and various types of swaps — involves costs and can be volatile. With derivatives, we try to predict if the underlying investment – a security, market index, currency, interest rate, or some other benchmark, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objectives. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission.

Initial Public Offerings. The Fund may participate in the initial public offering (IPO) market. The prices of securities purchased in IPOs can be very volatile. The effects of IPOs on the performance of a Fund depends on a variety of factors, including the number of IPOs a Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on a Fund's performance.

When-Issued and Delayed-Delivery Securities. The Fund may purchase securities, including money market obligations, municipal bonds or other obligations on a when-issued or delayed-delivery basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.

Additional Strategies. The Fund follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets); lends its securities to others (the Fund can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets (assets less liabilities) in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

Portfolio Turnover. As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rates are located in the Financial Highlights section in the Class A Shares tables. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturity or expiration date at acquisition was one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. The charts below outline the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a percentage stated as a limit on the Fund's ability to engage in a particular type of investment is a percentage of investable assets. For more information, see the SAI.

Principal Investment Strategies

Common Stocks
Risks	Potential Rewards
  Individual stocks could lose value.
  Equity markets could go down, resulting in a decline in value of the Fund's investments.
  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.
  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.
  Investment style risk-- the risk that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market.

  Historically, stocks have outperformed other investments over the long term.
  Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.
  May be a source of dividend income.

Non-Principal Investment Strategies

U.S. Government securities
Risks	Potential Rewards
  Not all U.S. government securities are insured or guaranteed by the U.S. government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.
  Limits potential for capital appreciation.
  Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments (relatively low for U.S. government securities). The lower a bond's quality, the higher its potential volatility.
  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower.
  Market risk may affect an industry, a sector or the market as a whole.
  Interest rate risk - the risk that the value of most debt obligations will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may follow.

  May preserve the Fund's assets.
  A source of regular interest income.
  Generally more secure than lower quality debt securities and generally more secure than equity securities.
  Principal and interest may be guaranteed by the U.S. government.
  If interest rates decline, long-term yields should be higher than money market yields.
  Bonds have generally outperformed money market instruments over the long term.
  Most bonds rise in value when interest rates fall.

Money market instruments
Risks	Potential Rewards
  Limits the Fund's potential for capital appreciation and achieving its objective.
  Credit risk (which is less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.
  Market risk (which is less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.
May preserve the Fund's assets.

When issued and delayed delivery securities
Risks	Potential Rewards
  The value of securities may decrease before delivery occurs.
  The broker/dealer may become insolvent prior to delivery.
  If the security is not issued, or the counter-party fails to meet its obligation, the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.
May enhance investment gains.

Borrowing
Risks	Potential Rewards
Leverage for investment may magnify losses. Interest costs and borrowing fees may exceed potential investment gains.	Leverage may magnify investment gains (if any).

Illiquid Securities
Risks	Potential Rewards
May be difficult to value precisely. May be difficult to sell at the time or price desired.	May offer a more attractive yield or potential for growth than more widely traded securities.

Foreign Securities
Risks	Potential Rewards
  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.
  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).
  May be less liquid than U.S. stocks and bonds.
  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.
  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through a Fund's investments in companies operating in those markets.
  Fund may profit from a favorable change in the value of foreign currencies
  (non-U.S. dollar denominated securities).
  Opportunities for diversification.

Derivatives
Risks	Potential Rewards
  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.
  Derivatives may not have the intended effects and may result in losses or missed opportunities.
  The counterparty to a derivatives contract could default.
  Derivatives can increase share price volatility and those that involve leverage can magnify losses.
  Certain types of derivatives involve costs to the Fund that can reduce returns.
  Derivatives may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.
  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.
  One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.
  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

Short Sales
Risks	Potential Rewards
  May magnify underlying investment losses.
  Share price volatility can magnify losses because underlying security must be replaced at a specific time.
  Short sales pose the risk of potentially unlimited losses.
  Investment costs may exceed potential underlying investment gains.
  Short sales "against the box" give up the opportunity for capital appreciation in the security.
  Short sales "against the box" are not subject to the 25% of net assets limitation.
May magnify underlying investment gains. Short sales "against the box" may lock capital appreciation while delaying tax consequences.

Exchange-traded funds (ETFs)
Risks	Potential Rewards
The price movement of an ETF may not track the underlying index or basket of stocks and may result in a loss. Duplicate management fees.	Helps to manage smaller cash flows. Ability to get instant exposure to an index.

Principal & Non-Principal Investment Strategies
  Common stocks: Up to 100%
  U.S. government securities: Up to 100% on a temporary basis
  Money market instruments: Up to 100% on a temporary basis
  When issued and delayed delivery securities: Percentage varies
  Borrowing: Up to 33 1/3%
  Illiquid Securities: Up to 15% of net assets
  Foreign Securities: Up to 35%
  Derivatives: Up to 25% of net assets
  Short Sales: Up to 25% of net assets
  Exchange-Traded Funds (ETFs): Up to 10% of total assets

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Fund is overseen by a Board of Directors or Trustees (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser(s) and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment subadviser. For the fiscal year ended July 31, 2008, the Fund paid PI management fees of .70% of the Fund's average daily net assets for all share classes.

PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of June 30, 2009, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $88.6 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment subadviser(s).

PI and the Fund operate under an exemptive order (the Order) from the Commission that generally permits PI to enter into or amend agreements with investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers or material amendments to subadvisory agreements pursuant to the Order.

A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the annual report to shareholders, which is available at the end of September each year.

INVESTMENT SUBADVISER

Jennison Associates LLC (Jennison) is the Fund's investment subadviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. For the fiscal year ended July 31, 2008 PI paid Jennison fees of .35% up to $1 billion and .325% over $1 billion of the Fund's average daily net assets. As of July 31, 2008, Jennison managed in excess of $83 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

PORTFOLIO MANAGERS

Blair A. Boyer, Kathleen A. McCarragher and Michael A. Del Balso are the portfolio managers of the Fund. Mr. Boyer generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982.

Michael A. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The table below identifies the dates on which each of the Fund's Portfolio Managers commenced serving as a Portfolio Manager for the Fund:

Portfolio Manager Starting Service Dates
Blair A. Boyer	September 2005
Kathleen A. McCarragher	September 2005
Michael A. Del Balso	October 2005

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. Prudential Annuities Distributors, Inc. (PAD) and PIMS (collectively the Distributors) are co-distributors of the Fund's Class L, Class M and Class X shares. The Fund has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund's shares. Under the Plans and the Distribution Agreements, the Distributors, as applicable, pay the expenses of distributing the shares of all share classes for the Fund. The Distributors, as applicable, also provide certain shareholder support services. The Fund pays distribution and other fees to the Distributors, as applicable, as compensation for its services for each class of shares. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables. Class A, Class B, Class C, Class L, Class M and Class X shares are subject to an annual 12b-1 fee of .30%, 1%, 1%, .50%, 1% and 1%, respectively.

Because these fees are paid from the Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website.

FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of a Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends of any net investment income to shareholders. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security - if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in a taxable year beginning before January 1, 2011, is generally taxed at rates of up to 15%, provided that the Fund distributes the net capital gain to noncorporate U.S. shareholders, and up to 20% thereafter. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder in a taxable year beginning before January 1, 2011, that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent the Fund's income is derived from certain dividends received from U.S. corporations.

For your convenience, a Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next Net Asset Value (NAV) calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see Additional Shareholder Services in the next section.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders:

Fund Distribution Schedule
Dividends	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

TAX ISSUES

Form 1099
Every year you will receive a Form 1099 which reports the amount of dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31st of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase Just Before Record Date
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2011, and 20% thereafter, for shares held for more than 1 year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B, Class M and Class X Shares

The conversion of Class B, Class M, or Class X shares of a Fund – which happens automatically approximately every seven, eight or ten years, respectively, after purchase – is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B, Class M and Class X shares, see "Class B, Class M and Class X Shares Automatically Convert to Class A Shares" in the "How to Buy, Sell and Exchange Shares of the Fund" section.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

You may purchase shares by check or wire. We do not accept cash, money orders or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B and Class C shares of the Fund. Class L, Class M, and Class X shares are not offered to new purchasers and are available only through exchanges from the same class of shares of certain other JennisonDryden Funds.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a contingent deferred sales charge (CDSC) of 1%. (The CDSC is waived for certain retirement and/or benefit plans.)
  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.
  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
  The different sales charges that apply to each share class — Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower CDSC.
  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.
  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.
  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.
  The fact that Class A, Class B and Class C shares are available for direct purchase.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B	Class C	Class L	Class M	Class X
Minimum purchase amount	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500
Minimum amount for subsequent purchases	$100	$100	$100	$100	$100	$100
Maximum initial sales charge	5.5% of the public offering price	None	None	5.75% of the public offering price	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% on sales made within 12 months of purchase	1%	6% (Year 1) 5% (Year 2) 4% (Year 3) 3% (Year 4) 2% (Year 5/6) 1% (Year 7) 0% (Year 8)	6% (Year 1) 5% (Year 2) 4% (Year 3/4) 3% (Year 5) 2% (Year 6/7) 1% (Year 8) 0% (Year 9)
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1%	1%	1%	.50 of 1%	1%	1%

Notes to Share Class Comparison Table:
° The minimum initial investment for retirement accounts and custodial accounts for minors is $1,000, and subsequent investments through newly-established AIP accounts must be at least $1,200 annually.
° If the value of your Class A, Class B, or Class C account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) AIP accounts or employee savings plan accounts. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Small Account Maintenance Fee" in the SAI
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."
°Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.
°Distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee is limited to .30 of 1% (including the .25 of 1% service fee) for Class A shares and .75 of 1% for Class B and Class C shares. The Distributor of the Fund has contractually agreed until November 30, 2009 to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing;
  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden mutual funds within 13 months; or
  Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of other JennisonDryden mutual funds that you or the group are purchasing at the same time.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);
  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);
  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian(s) (e.g., UGMAs and UTMAs);
  Accounts in the name and TINs of your parents;
  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;
  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and
  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:
  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or
  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A and Class L shares, the value of existing shares is determined by the maximum offering price (net asset value (NAV) plus maximum sales charge) as of the previous business day; and
  for Class B, C, F, M, and X shares, the value of existing shares is determined by the NAV as of the previous business day.

Note: Not all share classes may be offered by your Fund. In addition, Class L, M and X shares are not offered to new purchasers and are available only through exchanges from the same share class of certain other JennisonDryden funds.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multiemployer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans, may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at NAV for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

The JennisonDryden mutual funds and Prudential Trust Company, the custodian for the 403(b) participant custodial accounts, have collectively decided to discontinue offering participant-directed 403(b) custodial accounts. The Fund no longer accepts contributions for investment into participant-directed 403(b) custodial accounts for which Prudential Trust Company serves as the custodian under the employer's written plan. Contributions received after December 31, 2008 on your behalf from your employer will be returned to your employer. This change does not affect any investments you may have under a 403(b) annuity contract with Prudential Retirement. Future investment in the Fund through a 403(b) plan may be available through a custodial account held with your employer's third party administrator. You should check with your employer to determine if this is an option.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouse, children and parents) of Prudential and its affiliates, the JennisonDryden mutual funds, and the investment subadvisers of the JennisonDryden mutual funds;
  persons who have retired directly from active service with Prudential or one of its subsidiaries;
  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;
  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and
  investors in Individual Retirement Accounts (IRAs), provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) the IRA is established through Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent, or the Distributor must be notified by the broker facilitating the purchase, that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow the Class A sales charge to dealers.

How Financial Services Firms are Compensated for Selling JennisonDryden Mutual Funds

JennisonDryden Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells JennisonDryden Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each JennisonDryden Mutual Fund is managed by the Manager.

Only persons licensed with the Financial Industry Regulatory Authority, Inc. (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm, may sell shares of a JennisonDryden Mutual Fund to you, or to a retirement plan in which you participate.

12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular JennisonDryden mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial services firms then pay their registered representatives who sold you the JennisonDryden mutual fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the JennisonDryden mutual fund.

"Revenue Sharing" Payments. In addition to the compensation received by financial services firms as described above, the Manager, Distributor, or their affiliates may make additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's, Distributor's, or affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1 under the 1940 Act. The Manager, Distributor, or their affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager, Distributor or their affiliates may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager, Distributor and/or their affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager, Distributor and their affiliates will not use Fund brokerage as any part of revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager, Distributor and/or their affiliates make such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager, Distributor and/or their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms, may be paid by the Manager, Distributor and/or their affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial services firm may receive from the Manager, Distributor and/or their affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation.

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager, Distributor, or their affiliates also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund shall not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Class B, Class M and Class X Shares Automatically Convert to Class A Shares

If you buy Class B shares and hold them for approximately seven years, or if you buy Class M shares and hold them for approximately eight years, respectively, or if you buy Class X shares and hold them for ten years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B, Class M or Class X shares, converting to Class A shares lowers your Fund expenses.

Class B, Class M and Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B, Class M and Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B, Class M and Class X shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B, Class M or Class X shares if the price of the Class A shares is higher than the price of the Class B, Class M or Class X shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions monthly for Class M and X, and quarterly for Class B, not on the anniversary date of your purchase. For more information, see the SAI.

If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

The Fund may also use fair value pricing if it determines that a market quotation is not reliable based on, among other things, events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund? For Class A and Class L shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, or later than 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. Distributions of $10.00 or less may not be paid out in cash, but may be automatically reinvested into your account. For accounts held at the Transfer Agent (PMFS), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Automatic Investment Plan. You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $1,200 annually.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of a Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell no later than the time regular trading on the NYSE closes-- which is usually 4:00 p.m.New York time-- to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order medallion signature guaranteed if:

  You are selling more than $100,000 of shares;
  You want the redemption proceeds made payable to someone that is not in our records;
  You want the redemption proceeds sent to some place that is not in our records; or
  You are a business or a trust; or
  You are redeeming due to the death of the shareholder or on behalf of the shareholder

The medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized medallion guarantee programs (STAMP, SEMP, or NYSE MSP). The medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the medallion imprint. For more information, see the SAI.

If you sell Class B shares within six years of purchase, Class C shares within 12 months of purchase, Class M shares within seven years of purchase or Class X shares within eight years of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A or Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,
  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A or Class L shares (in certain cases), six years for Class B shares, 12 months for Class C shares, seven years for Class M shares and eight years for Class X shares.
  Any bonus shares received by investors when purchasing Class X shares, and
  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A or Class L shares (in certain cases), six years for Class B shares, 12 months for Class C shares, seven years for Class M shares and eight years for Class X shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize - the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A or Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans). The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The CDSC is 1% for Class C shares - which is applied to shares sold within 12 months of purchase. The CDSC for Class M shares is 6% in the first year, 5% in the second year, 4% in the third year, 3% in the fourth year, 2% in the fifth and sixth years and 1% in the seventh year. The CDSC for Class X shares is 6% in the first year, 5% in the second year, 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years and 1% in the eighth year. The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds, except that the CDSC is calculated based on a share's NAV at the time of purchase for Class M and Class X shares purchased prior to January 1, 2002. For Class M and Class X purchases made after January 1, 2002 the CDSC will be calculated based on the original cost of the purchase. The rate decreases on the anniversary date of your purchase (except for Class M and X purchases for which the rate decreases on the first day of the anniversary month of your purchase, not on the anniversary date itself). The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.

Waiver of the CDSC - Class B, Class M and Class X Shares
The CDSC will be waived if the Class B, Class M and Class X shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,
  To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
  On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC — Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. You would also be responsible for any tax consequences resulting from your ownership of the securities.

Involuntary Redemption of Small Accounts
If the value of your account is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to AIP accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Involuntary Redemption" in the SAI. If the value of your account is less than $2,500, with certain exclusions, a $15 annual small account maintenance fee will be deducted from your account, and any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Small Account Maintenance Fee" in the SAI.

90-Day Repurchase Privilege
After you redeem your shares (except for Class L, Class M and Class X shares), you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. After you redeem your Class L, Class M and Class X shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in Class A shares of the same Fund without paying an initial sales charge. For Class B shares, if you paid a CDSC when you redeemed your Class B shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden mutual funds — including certain money market funds, if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of other funds in the JennisonDryden mutual fund family, but you can't exchange Class A shares for Class B, Class C, Class F, Class L, Class M, Class R, Class X, or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than MoneyMart Assets, Inc. After an exchange, at redemption, the CDSC will be calculated from the date of the initial purchase, excluding any time Class B or Class C shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

There is no sales charge for exchanges. If, however, you exchange — and then sell — shares within the applicable CDSC period, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the Class B and Class C shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder's account will be subject to a 60-day warning period, commencing on the first day of the following month. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund's transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the Prudential money market funds are excluded from this policy. In addition, the policy does not apply to the JennisonDryden Asset Allocation Funds, which are structured as "funds-of-funds," and invest primarily in other mutual funds within the JennisonDryden fund family.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to potential offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights that follow are intended to help you evaluate the financial performance of the Fund for the past five fiscal years or since inception. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

The financial highlights were derived from the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose report was unqualified.

A copy of the Fund's annual report, along with the Fund's audited financial statements and the report of the independent registered public accounting firm, is available, upon request, at no charge, as described on the back cover of this prospectus.

CLASS A SHARES

Class A Shares (fiscal years ended 7-31)

Per Share Operating Performance	2009	2008(b)	2007(b)	2006(b)	2005(b)
Net asset value, beginning of year		$$8.75	$7.76	$7.71	$6.81
Income (loss) from investment operations:
Net investment income (loss)		-(e)	.01	(.06)	(.01)
Net realized and unrealized gain (loss) on investment transactions		(.21)	.98	.11	.91
Total from investment operations		(.21)	.99	.05	.90
Less Dividends
Distributions from net realized gains		(1.43)	-	-	-
Net asset value, end of year		$7.11	$8.75	$7.76	$7.71
Total return(a)		(3.60)%	12.76%	.65%	13.22%

Ratios/Supplemental Data
Net assets, end of year (000)	$$114,874	$88,377	$13,925	$18,614
Average net assets (000)	$$108,116	$40,262	$16,620	$20,234
Ratios to average net assets(d):
Expenses, including distribution fees and service (12b-1) fees(c)	1.28%	1.30%	1.63%	1.48%
Expenses, excluding distribution fees and service (12b-1) fees	1.03%	1.05%	1.38%	1.23%
Net investment income (loss)	-(f)	.08%	(.71)%	(.19)%
For Class A, B, C, L, M and X shares:
Portfolio turnover rate	58%	198%	173%	69%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions if any. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on average shares outstanding during the year.
(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d) Does not include expenses of the underlying portfolios in whihch the Fund invests.
(e) Less than $0.005 per share.
(f) Less than $0.005.

CLASS B SHARES

Class B Shares (fiscal years ended 7-31)

Per Share Operating Performance	2009	2008(b)	2007(b)	2006(b)	2005(b)
Net asset value, beginning of year		$$8.26	$7.38	$7.38	$6.58
Income (loss) from investment operations:
Net investment loss		(.06)	(.08)	(.11)	(.06)
Net realized and unrealized gain (loss) on investment transactions		(.18)	.96	.11	.86
Total from investment operations		(.24)	.88	.00	.80
Less Dividends
Distributions from net realized gains		(1.43)	-	-	-
Net asset value, end of year		$6.59	$8.26	$7.38	$7.38
Total return(a)		(4.24)%	11.92%	.00%	12.16%

Ratios/Supplemental Data
Net assets, end of year (000)	$$12,737	$19,420	$18,787	$25,440
Average net assets (000)	$$16,543	$18,153	$22,942	$27,444
Ratios to average net assets(c):
Expenses,including distribution fees and service (12b-1) fees	2.03%	2.19%	2.38%	2.23%
Expenses, excluding distribution fees and service (12b-1) fees	1.03%	1.19%	1.38%	1.23%
Net investment loss	(.75)%	(.98)%	(1.45)%	(.93)%

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions if any. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on average shares outstanding during the year.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.

CLASS C SHARES

Class C Shares (fiscal years ended 7-31)

Per Share Operating Performance	2009	2008(b)	2007(b)	2006(b)	2005(b)
Net asset value, beginning of year		$$8.26	$7.38	$7.38	$6.58
Income (loss) from investment operations:
Net investment loss		(.06)	(.06)	(.11)	(.06)
Net realized and unrealized gain(loss) on investment transactions		(.18)	.94	.11	.86
Total from investment operations		(.24)	.88	.00	.80
Less Dividends
Distributions from net realized gains		(1.43)	-	-	-
Net asset value, end of year		$6.59	$8.26	$7.38	$7.38
Total Return(a)		(4.24)%	11.92%	.00%	12.16%

Ratios/Supplemental Data
Net assets, end of year (000)	$$85,318	$114,101	$27,128	$35,714
Average net assets (000)	$$102,942	$62,313	$32,119	$40,132
Ratios to average net assets(c):
Expenses,including distribution fees and service (12b-1) fees	2.03%	2.06%	2.38%	2.23%
Expenses, excluding distribution fees and service (12b-1) fees	1.03%	1.06%	1.38%	1.23%
Net investment loss	(.76)%	(.73)%	(1.45)%	(.92)%

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions if any. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on average shares outstanding during the year.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.

CLASS L SHARES

Class L Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2009	2008(b)	March 26, 2007(a)through July 31, 2007(b)
Net asset value, beginning of period		$8.75	$8.73
Income (loss) from investment operations:
Net investment income (loss)		(.02)	-(c)
Net realized and unrealized gain (loss) on investment transactions		(.21)	.02
Total from investment operations		(.23)	.02
Less Dividends
Distributions from net realized gains		(1.43)	-
Net asset value, end of period		$7.09	$8.75
Total Return(d)		(3.85)%	.23%

Ratios/Supplemental Data
Net assets, end of period (000)	$$43,369	$62,087
Average net assets (000)	$$54,112	$68,505
Ratios to average net assets(f):
Expenses,including distribution and service (12b-1) fees	1.53%	1.46%(e)
Expenses, excluding distribution and service (12b-1) fees	1.03%	0.96%(e)
Net investment income (loss)	(.26)%	.01%(e)

(a) Inception date of Class L shares.
(b) Calculations are based on average shares outstanding during the period.
(c) Less than $.005 per share.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(e) Annualized.
(f) Does not include expenses of the underlying portfolios in which the Fund invests.

CLASS M SHARES

Class M Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2009	2008(b)	March 26, 2007(a)through July 31, 2007(b)
Net asset value, beginning of period		$8.26	$8.26
Income (loss) from investment operations:
Net investment loss		(.06)	(.02)
Net realized and unrealized gain(loss) on investment transactions		(.18)	.02
Total from investment operations		(.24)	.00
Less Dividends
Distributions from net realized gains		(1.43)	-
Net asset value, end of period		$6.59	$8.26
Total Return(c)		(4.24)%	.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$$55,835	$145,507
Average Net assets (000)	$$99,825	$169,827
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.03%	1.97%(d)
Expenses, excluding distribution and service (12b-1) fees	1.03%	0.97%(d)
Net investment loss	(.76)%	(.51)%(d)

(a) Inception date of Class M shares.
(b) Calculations are based on average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d) Annualized.
(e) Does not include expenses of the underlying portfolios in which the Fund invests.

CLASS X SHARES

Class X Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2009	2008(b)	March 26, 2007(a)through July 31, 2007(b)
Net asset value, beginning of period		$$8.26	$8.26
Income (loss) from investment operations:
Net investment loss		(.06)	(.01)
Net realized and unrealized gain (loss) on investment transactions		(.18)	.01
Total from investment operations		(.24)	.00
Net asset value, end of period		$6.59	$8.26
Less Dividends
Distributions from net realized gains		(1.43)	-
Total return(c)		(4.24)%	.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$$23,702	$33,403
Average net assets (000)	$$29,456	$36,350
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.03%	1.97%(d)
Expenses, excluding distribution and service (12b-1) fees	1.03%	0.97%(d)
Net investment loss	(.76)%	(.49)%(d)

(a) Inception date of Class X shares.
(b) Calculations are based on average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d) Annualized.
(e) Does not include expenses of the underlying portfolios in which the Fund invests.

GLOSSARY

FUND INDEXES

Russell 1000 Growth Index. The Russell 1000 Growth Index contains those securities in the Russell 1000 index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earning ratios, lower dividend yields and higher forecasted growth rates. Source: Lipper Inc.

S&P 500 Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.) WEBSITE www.jennisondryden.com	OUTSIDE BROKERS SHOULD CONTACT Prudential Investment Management Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 778-8769

  E-DELIVERY
  To receive your mutual fund documents on-line, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
MAIL Securities and Exchange Commission Public Reference Section Washington, DC 20549-1520 ELECTRONIC REQUEST publicinfo@sec.gov (The SEC charges a fee to copy documents)	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 942-8090 VIA THE INTERNET on the EDGAR Database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

Jennison Conservative Growth Fund
Share Class	A	B	C	L	M	X
NASDAQ	TBDAX	TBDBX	TBDCX	JCGLX	JCGMX	JCGRX
CUSIP	862934106	862934205	862934304	862934718	862934692	862934684

September 30, 2009

PROSPECTUS

Dryden
Small Cap Value Fund

FUND TYPE
Small Capitalization Stock

OBJECTIVE
Seeks above-average capital Appreciation

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

NYSE TICKER SYMBOLS
Class A: PZVAX	Class L: N/A
Class B: PZVBX	Class M: N/A
Class C: PZVCX	Class X: N/A

3	SUMMARY SECTION
3	INVESTMENT OBJECTIVE
3	FUND FEES AND EXPENSES
4	INVESTMENTS, RISKS AND PERFORMANCE
8	MANAGEMENT OF THE FUND
8	PURCHASE AND SALE OF FUND SHARES
9	TAX INFORMATION
9	FINANCIAL INTERMEDIARY COMPENSATION

10	HOW THE FUND INVESTS
10	INVESTMENT OBJECTIVES AND POLICIES
11	OTHER INVESTMENTS AND STRATEGIES
14	INVESTMENT RISKS

21	HOW THE FUND IS MANAGED
21	BOARD OF DIRECTORS
21	MANAGER
22	INVESTMENT SUBADVISER
22	PORTFOLIO MANAGERS
24	DISTRIBUTOR
24	DISCLOSURE OF PORTFOLIO HOLDINGS

25	FUND DISTRIBUTIONS AND TAX ISSUES
25	DISTRIBUTIONS
26	TAX ISSUES
27	IF YOU SELL OR EXCHANGE YOUR SHARES

29	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
29	HOW TO BUY SHARES
42	HOW TO SELL YOUR SHARES
47	HOW TO EXCHANGE YOUR SHARES

51	FINANCIAL HIGHLIGHTS

58	GLOSSARY

SUMMARY SECTION

INVESTMENT OBJECTIVE

The Fund's investment objective is above-average capital appreciation.

FUND FEES AND EXPENSES

The tables below show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund. Each share class has different (or no) sales charges - known as loads - and expenses, but represents an investment in the same Fund.

As is true with all mutual funds, the transaction costs incurred by the Fund for buying and selling securities are not reflected in the expense table, but are reflected in the performance figures included in this Prospectus. Expense information is based on amounts incurred during the Fund's most recent fiscal year. The Fund's annual operating expenses will likely vary from year to year. A decline in the Fund's average net assets during the current fiscal year due to market volatility or other factors could cause the Fund's expense ratios for the Fund's current fiscal year to be higher than the expense information presented.

You may qualify for sales charge discounts if you and an eligible group of investors purchase, or agree to purchase in the future, more than $25,000 in shares of the Fund or other funds in the JennisonDryden family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's Initial Sales Charge on page of the Fund's Prospectus and in the Fund's Statement of Additional Information (SAI), in Rights of Accumulation on page .

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class L	Class M	Class X
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.5%	None	None	5.75%	None	None
Maximum deferred sales charge (load)	1%	5%	1%	1%	6%	6%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Small balance account fee	$15	$15	$15	$15	$15	$15

Annual Fund Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class L	Class M	Class X
Management fees	.70	.70	.70	.70	.70	.70
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.50	1.00	1.00
+ Other expenses
= Total annual Fund operating expenses

Examples. The following examples are intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations (if any) that are effective in this example for only the first year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects this conversion. The first example assumes that you redeem all of your shares at the end of the periods. The second example assumes that you do not redeem your shares and instead keep your shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$	$	$	$	$	$	$	$
Class B
Class C
Class L
Class M
Class X

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was % of the average value of its portfolio. Future portfolio turnover could be higher or lower.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. We seek investments that will increase in value. To achieve our objective, the subadviser invests in stocks of small-cap companies using a disciplined, quantitative approach to invest in stocks that the subadviser believes are out of favor and are undervalued based on price-to-earnings ratios and other value factors. The subadviser looks for stocks meeting these criteria in all sectors of the market. Generally, the subadviser will consider selling or reducing a stock position when, in its opinion, the stock no longer offers above-average appreciation potential, or no longer meets the subadviser's definition of a value stock. A price decline of a stock does not necessarily mean that the stock will be sold at that time. The Fund may hold in excess of 300 securities.

The subadviser normally invests at least 80% of the Fund's investable assets in common stocks and securities convertible into common stocks of small-cap companies, which we consider to be companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the Standard & Poor's SmallCap 600 Index (measured at the time of purchase). As of July 31, 2009, the Russell 2000 Index market capitalization range was from approximately $_____million to $_____ billion, and the market capitalization range of the Standard & Poor's SmallCap 600 Index was from approximately $____million to $____ billion.

The subadviser may invest up to 20% of the Fund's assets in foreign securities, including stocks and other equity-related investments and other investment-grade fixed-income securities of foreign issuers. The Fund's investments in foreign securities may include issuers located in emerging markets. American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and other similar receipts or shares traded in U.S. markets are not considered to be foreign securities. The Fund's investments in ADRs, ADSs and other similar receipts or shares may include unsponsored receipts of shares.

The Fund may also invest up to 25% of Fund assets in real estate investment trusts (REITs).

While we make every effort to achieve our investment objective, we can't guarantee success.

Principal Risks of Investing in the Fund. All investments have risks to some degree. Please remember that an investment in a mutual fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Small Company Risk. The Fund invests primarily in stocks of smaller companies. Small company stocks present above-average risks. This means that when stock prices decline overall, the Fund may decline more than a broad-based securities market index. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to be less liquid and fluctuate in value more than the stocks of larger, more established companies.

Value Style Risk. Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.

Equity Securities Risk. There is the risk that the price of a particular stock we own could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Market Risk. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual company performs, if financial markets go down, you could lose money.

Management Risk. Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by the subadviser may underperform the markets in general, the Fund's benchmark and other mutual funds with similar investment objectives.

Real Estate Investment Trusts (REITs). In addition to the risks generally associated with equities, the performance of a REIT depends on the strength of real estate markets, REIT management and property management, all of which can be affected by many factors, including national and regional economic conditions.

Illiquid Securities Risk. The risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

For more information on the risks of investing in this Fund, please see Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Fund's Past Performance. A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at .

Average Annual Total Returns (Class A Shares)[1]
Best Quarter: ___ Quarter ____ _____% Worst Quarter: ___ Quarter ____ -_____%

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too. Effective December 1, 2007 such waiver has been terminated. The return for Class A shares from January 1, 2009 to June 30, 2009 was ___%.

Average Annual Total Returns % (as of 12-31-08)
Return Before Taxes	One Year	Five Years	Since Inception
Class B shares
Class C shares
Class L shares		N/A
Class M shares		N/A
Class X shares		N/A

Class A Shares %
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distribution and Sale of Fund Shares

Index % (reflects no deduction for fees, expenses or taxes)
Russell 2000 Index	*
Russell 2000 Value Index	**
Lipper Small-Cap Value Funds Average	***

° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

For descriptions of each index, please see the Glossary in the Prospectus.

MANAGEMENT OF THE FUND

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	John P. Lieb, CFA	Principal & Portfolio Manager	January 2007
		Deborah D. Woods	Vice President & Portfolio Manager	January 2007
		Robert Leung, CFA	Investment Associate	July 2009

PURCHASE AND SALE OF FUND SHARES

Shares may be purchased only on days the New York Stock Exchange (the NYSE) is open for trading. Shares are purchased at the next net asset value per share calculated after the Fund's distributor or after an agent appointed by the distributor receives the order, in proper form, plus any initial sales charge that applies. The Fund calculates the net asset value of each class of shares as of the close of the NYSE, on each day the NYSE is open for trading.

	Minimum Initial Investment	Subsequent Investments
Fund shares (most cases)	$2,500	$100
Automatic Investment Plan (AIP), retirement accounts and custodial accounts for minors	$1,000	$1,200 annually (AIP accounts)

You can purchase shares or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the Fund's distributor to receive purchase and redemption orders. To buy shares through the transfer agent, a new investor must complete a new account application and return it with a check payable to the Fund and mail it to Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940.

Current shareholders may also purchase or redeem shares through the Fund's website or by calling 800-225-1852. Redemption proceeds may be sent by mail, by Federal funds wire or deposited directly into your bank account if you have established the link.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Fund intends to declare and pay dividends annually from any net investment income and realized capital gains. If your shares are not held in a tax-deferred account, Fund dividends are subject to federal income tax and may be subject to state or local taxes, whether taken in cash or in additional shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income and dividends from net long-term capital gains are taxable as long-term capital gains no matter how long you have held your shares. Individual and non-corporate shareholders may be eligible to claim a reduced tax rate for certain dividends and corporate shareholders may be eligible to claim a dividends-received deduction.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Fund shares through a financial services firm, the Fund, the Manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your firm's website.

HOW THE FUND INVESTS

INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objective is above-average capital appreciation. This means that we seek investments that will increase in value. To achieve our objective, the subadviser invests in stocks of small-cap companies using a disciplined, quantitative approach to invest in stocks that the subadviser believes are out of favor and are undervalued based on price-to-earnings ratios and other value factors. The subadviser looks for stocks meeting these criteria in all sectors of the market. Generally, the subadviser will consider selling or reducing a stock position when, in its opinion, the stock no longer offers above-average appreciation potential, or no longer meets the subadviser's definition of a value stock. A price decline of a stock does not necessarily mean that the stock will be sold at that time. The Fund may hold in excess of 300 securities.

The subadviser normally invests at least 80% of the Fund's investable assets in common stocks and securities convertible into common stocks of small-cap companies, which we consider to be companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the Standard & Poor's SmallCap 600 Index (measured at the time of purchase). As of July 31, 2009, the Russell 2000 Index market capitalization range was from approximately $__ million to $___ billion, and the market capitalization range of the Standard & Poor's SmallCap 600 Index was from approximately $__ million to $___ billion. Because the Fund invests in small capitalization companies, the risk is greater than with larger companies because shares of small companies tend to be less liquid and more volatile than those of large companies.

The subadviser may invest up to 20% of the Fund's assets in foreign securities, including stocks and other equity-related investments and other investment-grade fixed-income securities of foreign issuers. The Fund's investments in foreign securities may include issuers located in emerging markets. American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and other similar receipts or shares traded in U.S. markets are not considered to be foreign securities. The Fund's investments in ADRs, ADSs and other similar receipts or shares may include unsponsored receipts of shares.

The Fund may also invest up to 25% of Fund assets in real estate investment trusts (REITs).

We consider a number of factors in choosing stocks, such as a company's sales, earnings, book value, cash flow, recent performance and the industry it's in. We consider selling a stock if it has increased in value to the point where we no longer consider it to be undervalued.

Additional Information on Investments and Risk
For more information, see "Investment Risks" below and the Statement of Additional Information. The Statement of Additional Information - which we refer to as the SAI - contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

Although we make every effort to achieve the Fund's objective, we can't guarantee success. The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Fund may take a temporary defensive position and invest up to 100% of the Fund's assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. government, its agencies or instrumentalities or in high-quality obligations of domestic or foreign banks and corporations, and may hold up to 100% of the Fund's assets in cash or cash equivalents. Investing heavily in these securities limits our ability to achieve the Fund's investment objective, but can help to preserve the Fund's assets. The use of temporary defensive investments is inconsistent with the Fund's investment objective.

Money Market Instruments. The Fund may invest in money market instruments, including commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

If we believe it is necessary, we may temporarily invest up to 100% of the Fund's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but may help to preserve the Fund's assets when global or international markets are unstable.

U.S. Government Securities. The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Some U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

The Fund may also invest in other debt obligations issued or guaranteed by the U.S. Government and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like GNMA obligations. Debt securities issued by other government entities, like obligations of the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

The U.S. Government sometimes "strips" its debt obligations into their component parts: the U.S. Government's obligation to make interest payments and its obligation to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt obligations. A Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

Repurchase Agreements. The Fund may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchases it at an agreed-upon price at a stated time. This creates a fixed return for the Fund, and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

Convertible and Preferred Securities. The Fund may also invest in convertible and preferred securities, including convertible bonds, convertible preferred stock and non-convertible preferred stock, warrants and rights. Convertible securities are securities - such as bonds, corporate notes and preferred stock - that we can convert into the company's common stock or some other equity security.

Debt Obligations. The Fund may invest in debt obligations for their appreciation potential. The Fund may invest in debt obligations issued by U.S. and foreign companies that are rated at least A by S&P or by Moody's or the equivalent by another major rating service. The Fund may also invest in asset-backed securities from time to time. For a description of asset-backed securities please see the SAI.

Derivative Strategies. The Fund may use various derivative strategies to try to improve the Fund's returns. We may also use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. The use of derivatives — such as futures, foreign currency forward contracts, options on futures, indexed and inverse floating rate notes and various types of swaps – involves costs and can be volatile. With derivatives, we try to predict if the underlying investment – a security, market index, currency, interest rate or some other benchmark – will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivative strategies, the Fund designates certain assets as segregated or otherwise covers its exposure, as required by the rules of the Securities and Exchange Commission (the Commission).

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including, but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. For more information about these strategies, see the SAI.

Options on Securities and Financial Indexes. The Fund may purchase and sell put and call options on securities and financial indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options. For more information about the Fund's use of options, see the SAI.

Short Sales. The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when the subadviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyers in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. Short sales pose the risk of potentially unlimited loss. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund may make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Additional Strategies. The Fund may also use other non-principal strategies, such as purchasing debt securities on a when-issued or delayed-delivery basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the debt obligations take place at a later time. The Fund does not earn interest income until the date the debt obligations are delivered.

The Fund follows certain policies when it borrows money (the Fund can borrow up to 20% of the value of its total assets); lends its securities to others (the Fund can lend up to 33 1/3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS

All investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad-based securities market indexes, performance of the Fund can deviate from performance of the indexes. The charts below outline the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies that the Fund may use. Following the charts is a table which sets forth the investment limits applicable to each of the types of investments discussed in the charts. Unless otherwise noted, a percentage stated as a limit on the Fund's ability to engage in a particular type of investment is a percentage of investable assets. For more information, see the SAI.

Principal Investment Strategies

Equity Securities
Risks	Potential Rewards
  Individual stocks could lose value.
  Equity markets could go down, resulting in a decline in value of the Fund's investments.
  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.
  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.
  Investment style risk-- the risk that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market.

  Historically, stocks have outperformed other investments over the long term.
  Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.
  May be a source of dividend income.

Small capitalization stocks
Risks	Potential Rewards
  Individual stocks could lose value.
  The equity markets could go down, resulting in a decline in value of the Fund's investments.
  Stocks of small companies are more volatile and may decline more than those in the S&P 500 Index.
  Small-cap companies are more likely to reinvest earnings and not pay dividends.
  Changes in interest rates may affect the securities of small companies more than the securities of larger companies.
  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

  Historically, stocks have outperformed other investments over the long term.
  Generally, economic growth means higher corporate profits, which leads to an increase in stock prices, known as capital appreciation.
  Highly successful small-cap companies can outperform larger ones.

Non-Principal Investment Strategies

Debt obligations
Risks	Potential Rewards
  A Fund's share price, yield and total return will fluctuate in response to bond market movements.
  Credit risk - the default of an issuer would leave a Portfolio with unpaid interest or principal. The lower a bond's quality, the higher its potential volatility (relatively low for U.S. Government securities).
  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably because, among other things, interest rates rise or there is a lack of confidence in borrower. Market risk may affect an industry, a sector, or the market as a whole.
  Interest rate risk - the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for junk bonds and stripped securities.

  Bonds have generally outperformed money market instruments over the long term with less risk than stocks.
  Most bonds will rise in value when interest rates fall.
  A source of regular interest income.
  High-quality debt obligations are generally more secure than stocks since companies must pay their debts before they pay dividends.
  Investment-grade bonds have a lower risk of default than junk bonds.
  Bonds with longer maturity dates typically have higher yields.
  Intermediate-term securities may be less susceptible to loss of principal than longer term securities.

Money market instruments
Risks	Potential Rewards
  Limits the Fund's potential for capital appreciation and achieving its objective.
  Credit risk (which are less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.
  Market risk (which are less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.
May preserve the Fund's assets.

Foreign Securities
Risks	Potential Rewards
  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.
  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).
  May be less liquid than U.S. stocks and bonds.
  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.
  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through a Fund's investments in companies operating in those markets.
  Fund may profit from a favorable change in the value of foreign currencies
  (non-U.S. dollar denominated securities).
  Opportunities for diversification.

Derivatives
Risks	Potential Rewards
  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.
  Derivatives may not have the intended effects and may result in losses or missed opportunities.
  The counterparty to a derivatives contract could default.
  Derivatives can increase share price volatility and those that involve leverage could magnify losses.
  Certain types of derivatives involve costs to the Fund that can reduce returns.
  They may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.
  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.
  One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.
  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

Securities of Real Estate Investment Trust (REITs)
Risks	Potential Rewards
  Performance depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.
  Individual stocks could lose value.
  Equity markets could go down, resulting in a decline in value of the Fund's investments.
  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.
  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.
Real estate holdings can generate good returns from rents, rising market values, etc. Greater diversification than direct ownership of real estate.

Exchange-traded funds (ETFs)
Risks	Potential Rewards
The price movement of an ETF may not track the underlying index or basket of stocks and may result in a loss. Duplicate management fees.	Helps to manage smaller cash flows. Ability to get instant exposure to an index.

When issued and delayed delivery securities
Risks	Potential Rewards
  The value of securities may decrease before delivery occurs.
  The broker/dealer may become insolvent prior to delivery.
  If the security is not issued, or the counter-party fails to meet its obligation, the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.
May enhance investment gains.

Borrowing
Risks	Potential Rewards
Leverage for investment may magnify losses. Interest costs and borrowing fees may exceed potential investment gains.	Leverage may magnify investment gains (if any).

Illiquid Securities
Risks	Potential Rewards
May be difficult to value precisely. May be difficult to sell at the time or price desired.	May offer a more attractive yield or potential for growth than more widely traded securities.

Short Sales
Risks	Potential Rewards
  May magnify underlying investment losses.
  Share price volatility can magnify losses because underlying security must be replaced at a specific time.
  Investment costs may exceed potential underlying investment gains.
  Short sales "against the box" give up the opportunity for capital appreciation in the security and pose the risk of potentially unlimited loss.
May magnify underlying investment gains.

Principal & Non-Principal Strategies: Investment Limits
  Common Stocks and other equity-related securities of small capitalization companies: At least 80%
  Debt Obligations: Up to 20%
  Exchange-Traded Funds (ETFs): Up to 10% of total assets
  Foreign securities: Up to 20%
  Derivatives: 25% of net assets
  When issued and delayed delivery securities: Percentage varies
  Borrowing: Up to 20%
  Illiquid Securities: Up to 15% of net assets
  U.S. government and agency securities: Up to 100% on a temporary basis
  Money market instruments: Up to 35% under normal circumstances; up to 100% on a temporary basis
  Short Sales: Up to 25% of net assets
  REITs: Up to 25%

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Fund is overseen by a Board of Directors or Trustees (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a management agreement with the Fund, PI manages the Fund's investment operations, administers its business affairs and is responsible for supervising the subadviser for the Fund. For the fiscal year ended July 31, 2008, the Fund paid PI .70% in management fees (as a percentage of average net assets).

PI and its predecessors have served as a manager or administrator to investment companies since 1987. As of June 30, 2009, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the manager or administrator to closed-end investment companies, with aggregate assets of approximately $88.6 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment subadvisers for the Fund. In evaluating a prospective investment subadviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment subadviser(s).

PI and the Fund operate under an exemptive order (the Order) from the Commission that generally permits PI to enter into or amend agreements with investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment subadvisers or material amendments to subadvisory agreements pursuant to the Order.

A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the annual report to shareholders, which is available at the end of September each year.

INVESTMENT SUBADVISER

Quantitative Management Associates LLC (QMA) is a wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and balanced portfolios for institutional and retail clients. As of March 31, 2009, QMA managed approximately $46 billion in assets, including approximately $13 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

PORTFOLIO MANAGERS

QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts. The members of QMA's portfolio management team with primary responsibility for Fund management are listed below.

John P. Leib, CFA, is a Principal and portfolio manager for QMA. He joined the Value Equity Team of QMA's predecessor in 1987 as a portfolio manager/analyst. Over time, his role has shifted from overseeing the research efforts toward a dedicated focus on the management of the Value Equity accounts. John previously worked with Berg Fiduciary Consultants, a financial consulting firm, where he assisted pension clients in asset allocation modeling, analysis of investment managers and special projects. John earned a BA in Economics and Mathematics from Hamilton College, and an MBA in Finance from New York University.

Deborah D. Woods is a Vice President and portfolio manager for QMA's Value Equity Team. She also directs fundamental quantitative research analysis for the Value Equity products. Debbie joined Prudential Financial in 1973 as an industry analyst. Debbie received a BA in history from Wellesley College.

Robert Leung, CFA is an Investment Associate for QMA, and is a member of the Value Equity team. Robert began his career with QMA as a Research Assistant. He earned a BA in Economics from Union College and holds the Chartered Financial Analyst (CFA) designation. Robert has 13 years of investment experience, all with QMA.

The table below sets forth the starting dates on which the Fund's Portfolio Managers commenced serving as a Portfolio Manager for the Fund:

Portfolio Manager Starting Service Dates
John P. Leib, CFA	January 2007
Deborah D. Woods	January 2007
Robert Leung, CFA	July 2009

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. Prudential Annuities Distributors, Inc. (PAD) and PIMS (collectively the Distributors) are co-distributors of the Fund's Class L, Class M and Class X shares. The Fund has Distribution and Service Plans (the Plans) under Rule12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund's shares. Under the Plans and the Distribution Agreements, the Distributors, as applicable, pay the expenses of distributing the shares of all share classes for the Fund. The Distributors, as applicable, also provide certain shareholder support services. The Fund pays distribution and other fees to the Distributors, as applicable, as compensation for its services for each class of shares. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables. Class A, Class B, Class C, Class L, Class M and Class X shares are subject to an annual 12b-1 fee of .30%, 1%, 1%, .50%, 1% and 1%, respectively.

Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website at www.jennisondryden.com

FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of a Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends of any net investment income to shareholders. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security - if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in a taxable year beginning before January 1, 2011, is generally taxed at rates of up to 15%, provided that the Fund distributes the net capital gain to noncorporate U.S. shareholders, and up to 20% thereafter. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder in a taxable year beginning before January 1, 2011, that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent the Fund's income is derived from certain dividends received from U.S. corporations.

For your convenience, a Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. If your dividend distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next Net Asset Value (NAV) calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see Additional Shareholder Services in the next section.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders:

Fund Distribution Schedule
Dividends	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

TAX ISSUES

Form 1099
Every year you will receive a Form 1099 which reports the amount of dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distribution from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31st of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase Just Before Record Date
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2011, and 20% thereafter, for shares held for more than 1 year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B, Class M and Class X Shares

The conversion of Class B, Class M, or Class X shares of a Fund – which happens automatically approximately every seven, eight or ten years, respectively, after purchase – is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class B, Class M and Class X shares, see "Class B, Class M and Class X Shares Automatically Convert to Class A Shares" in the "How to Buy, Sell and Exchange Shares of the Fund" section.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

You may purchase shares by check or wire. We do not accept cash, money orders or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B and Class C shares of the Fund. Class L, Class M, and Class X shares are not offered to new purchasers and are available only through exchanges from the same class of shares of certain other JennisonDryden Funds.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%. (The CDSC is waived for certain retirement and/or benefit plans.)
  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.
  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.
  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.
  The different sales charges that apply to each share class — Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.
  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.
  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.
  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.
  The fact that Class A, Class B and Class C shares are available for direct purchase in all Funds, but Class L, Class M and Class X shares are available only through exchange.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B	Class C	Class L	Class M	Class X
Minimum purchase amount	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500
Minimum amount for subsequent purchases	$100	$100	$100	$100	$100	$100
Maximum initial sales charge	5.5% of the public offering price	None	None	5.75% of the public offering price	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% on sales made within 12 months of purchase	1%	6% (Year 1) 5% (Year 2) 4% (Year 3) 3% (Year 4) 2% (Year 5/6) 1% (Year 7) 0% (Year 8)	6% (Year 1) 5% (Year 2) 4% (Year 3/4) 3% (Year 5) 2% (Year 6/7) 1% (Year 8) 0% (Year 9)
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1%	1%	1%	.50 of 1%	1%	1%

Notes to Share Class Comparison Table:

° The minimum initial and subsequent investment requirements do not apply to employee savings plan accounts or payroll deduction plan accounts. The minimum initial invetment for retirement accounts and custodial accounts for minors is $1,000, and subsequent investments through newly-established AIP accounts must be at least $1,200 annually. Prior thereto, the minimum investment requirements do not apply to certain retirement and custodial accounts for minors. For more information, see "Additional Shareholder Services."
° The value of your Class A, Class B, Class C, Class L, Class M, or Class X account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) AIP accounts or employee savings plan accounts. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Small Account Maintenance Fee" in the SAI.
°Class L, Class M, and Class X shares are are closed to new initial purchases. Class L, Class M and Class X shares are only available through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden funds.
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."
° Investors who purchase $1 million or more of Class A shares or Class L shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for certain retirement or benefit plans.
° Distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee is limited to .30 of 1% (including the .25 of 1% service fee) for Class A shares and .75 of 1% for Class B and Class C shares.
° With respect to Class L, Class M, and Class X shares, the service fee is up to .25 of 1% of the Fund's Class L, Class M, and Class X shares, respectively. The distribution fee for Class L shares is up to .50 of 1% (including the .25 of 1% service fee), and for Class M, and Class X shares, is up to 1% (including the .25 of 1% service fee).

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.

** For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and over, the dealer allowance is 0.25%.

To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing;
  Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden mutual funds within 13 months; or
  Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of other JennisonDryden mutual funds that you or the group are purchasing at the same time.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);
  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);
  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian(s) (e.g., UGMAs and UTMAs);
  Accounts in the name and TINs of your parents;
  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;
  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and
  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:
  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;
  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or
  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A and Class L shares, the value of existing shares is determined by the maximum offering price (net asset value (NAV) plus maximum sales charge) as of the previous business day; and
  for Class B, C, F, M, and X shares, the value of existing shares is determined by the NAV as of the previous business day.

Note: Not all share classes may be offered by your Fund. In addition, Class L, M and X shares are not offered to new purchasers and are available only through exchanges from the same share class of certain other JennisonDryden funds.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multiemployer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans, may purchase Class A shares without paying the initial sales charge. The availability of Class A shares at NAV for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

The JennisonDryden mutual funds and Prudential Trust Company, the custodian for the 403(b) participant custodial accounts, have collectively decided to discontinue offering participant-directed 403(b) custodial accounts. The Fund no longer accepts contributions for investment into participant-directed 403(b) custodial accounts for which Prudential Trust Company serves as the custodian under the employer's written plan. Contributions received after December 31, 2008 on your behalf from your employer will be returned to your employer. This change does not affect any investments you may have under a 403(b) annuity contract with Prudential Retirement. Future investment in the Fund through a 403(b) plan may be available through a custodial account held with your employer's third party administrator. You should check with your employer to determine if this is an option.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouse, children and parents) of Prudential and its affiliates, the JennisonDryden mutual funds, and the investment subadvisers of the JennisonDryden mutual funds;
  persons who have retired directly from active service with Prudential or one of its subsidiaries;
  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;
  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and
  investors in Individual Retirement Accounts (IRAs), provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) the IRA is established through Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent, or the Distributor must be notified by the broker facilitating the purchase, that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow the Class A sales charge to dealers.

Class B, Class M, and Class X Shares Automatically Convert to Class A Shares
If you buy Class B shares and hold them for approximately seven years, or if you buy Class M shares and hold them for approximately eight years or if you buy Class X shares and hold them for approximately ten years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B, Class M and Class X shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B, Class M or Class X shares, converting to Class A shares lowers your Fund expenses.

Class B, Class M and Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B, Class M and Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B, Class M and Class X shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B, Class M or Class X shares if the price of the Class A shares is higher than the price of the Class B, Class M or Class X shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. Conversions are quarterly for Class B shares and monthly for Class M and Class X shares. For more information, see the SAI.

If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion.

How Financial Services Firms are Compensated for Selling JennisonDryden Mutual Funds

JennisonDryden Mutual Funds are distributed by Prudential Investment Management Services LLC (the Distributor), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells JennisonDryden Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each JennisonDryden Mutual Fund is managed by the Manager.

Only persons licensed with the Financial Industry Regulatory Authority, Inc. (FINRA), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm, may sell shares of a JennisonDryden Mutual Fund to you, or to a retirement plan in which you participate.

12b-1 Fees & Sales Charges. The Distributor has agreements in place with financial services firms defining how much each firm will be paid for the sale of a particular JennisonDryden mutual fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). These financial services firms then pay their registered representatives who sold you the JennisonDryden mutual fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the JennisonDryden mutual fund.

"Revenue Sharing" Payments. In addition to the compensation received by financial services firms as described above, the Manager, Distributor, or their affiliates may make additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's, Distributor's, or affiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by Fund shareholders or fees paid pursuant to plans adopted in accordance with Rule 12b-1 under the 1940 Act. The Manager, Distributor, or their affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Fund generally expects to receive the opportunity for the Fund to be sold through the financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager, Distributor or their affiliates may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager, Distributor and/or their affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager, Distributor and their affiliates will not use Fund brokerage as any part of revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager, Distributor and/or their affiliates make such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by the financial services firms or from .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager, Distributor and/or their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a financial services firm's systems, participation or attendance at a financial services firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms, may be paid by the Manager, Distributor and/or their affiliates, subject to applicable FINRA regulations.

Please contact the registered representative (or his or her firm) who sold shares of the Fund to you for details about any payments the financial services firm may receive from the Manager, Distributor and/or their affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the SAI which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to the Transfer Agent, the Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation.

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager, Distributor, or their affiliates also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund shall not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV — is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

The Fund may also use fair value pricing if it determines that a market quotation is not reliable based on, among other things, events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund? For Class A and Class L shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, or later than 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. Distributions of $10.00 or less may not be paid out in cash, but may be automatically reinvested into your account. For accounts held at the Transfer Agent (PMFS), distributions of $10.00 or less on non-retirement accounts will not be paid out in cash, but will be automatically reinvested into your account.

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Automatic Investment Plan. You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $1,200 annually.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of a Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell no later than the time regular trading on the NYSE closes-- which is usually 4:00 p.m.New York time-- to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order medallion signature guaranteed if:

  You are selling more than $100,000 of shares;
  You want the redemption proceeds made payable to someone that is not in our records;
  You want the redemption proceeds sent to some place that is not in our records; or
  You are a business or a trust; or
  You are redeeming due to the death of the shareholder or on behalf of the shareholder

The medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized medallion guarantee programs (STAMP, SEMP, or NYSE MSP). The medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the medallion imprint. For more information, see the SAI.

Contingent Deferred Sales Charge (CDSC)
If you sell shares during certain periods of time (the CDSC periods) after purchase, you may have to pay a CDSC. The CDSC period and the CDSC rate for each share class are set forth in the table below:

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9
Class A	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class B	5%	4%	3%	2%	1%	1%	N/A	N/A	N/A
Class C	1%	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class L	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class M	6%	5%	4%	3%	2%	2%	1%	N/A	N/A
Class X	6%	5%	4%	4%	3%	2%	2%	1%	N/A

Notes to CDSC Table:

° No CDSC is payable for any share class for the ninth year after purchase and any following year.
° Although you are not subject to an initial sales charge, you will be subject to a 1% CDSC if you purchase $1 million or more of Class A or Class L shares and redeem those shares within 12 months of purchase.

If you sell Class B shares within six years of purchase, Class C shares within 12 months of purchase, Class M shares within seven years of purchase or Class X shares within eight years of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A or Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans.) To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

  Amounts representing shares you purchased with reinvested dividends and distributions,
  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A or Class L shares (in certain cases), six years for Class B shares, 12 months for Class C shares, seven years for Class M shares and eight years for Class X shares.
  Any bonus shares received by investors when purchasing Class X shares, and
  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A or Class L shares (in certain cases), six years for Class B shares, 12 months for Class C shares, seven years for Class M shares and eight years for Class X shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize - the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A or Class L shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans). The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The CDSC is 1% for Class C shares - which is applied to shares sold within 12 months of purchase. The CDSC for Class M shares is 6% in the first year, 5% in the second year, 4% in the third year, 3% in the fourth year, 2% in the fifth and sixth years and 1% in the seventh year. The CDSC for Class X shares is 6% in the first year, 5% in the second year, 4% in the third and fourth years, 3% in the fifth year, 2% in the sixth and seventh years and 1% in the eighth year. The CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds, except that the CDSC is calculated based on a share's NAV at the time of purchase for Class M and Class X shares purchased prior to January 1, 2002. For Class M and Class X purchases made after January 1, 2002 the CDSC will be calculated based on the original cost of the purchase. The rate decreases on the anniversary date of your purchase (except for Class M and X purchases for which the rate decreases on the first day of the anniversary month of your purchase, not on the anniversary date itself). The holding period for purposes of determining the applicable CDSC will be calculated from the anniversary date of the purchase, excluding any time Class B or Class C shares were held in a money market fund.

Waiver of the CDSC - Class B, Class M and Class X Shares
The CDSC will be waived if the Class B, Class M and Class X shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,
  To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
  On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC — Class C Shares
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker. You would also be responsible for any tax consequences resulting from your ownership of the securities.

Involuntary Redemption of Small Accounts
If the value of your account is less than $500 for any reason, we may sell your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to AIP accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Involuntary Redemption" in the SAI. If the value of your account is less than $2,500, with certain exclusions, a $15 annual small account maintenance fee will be deducted from your account, and any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Small Account Maintenance Fee" in the SAI.

90-Day Repurchase Privilege
After you redeem your shares (except for Class L, Class M and Class X shares), you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. After you redeem your Class L, Class M and Class X shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in Class A shares of the same Fund without paying an initial sales charge. For Class B shares, if you paid a CDSC when you redeemed your Class B shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for shares of the same class in certain other JennisonDryden mutual funds - including certain money market funds-if you satisfy the minimum investment requirements. For example, you can exchange Class Z shares of a Fund for Class Z shares of another JennisonDryden mutual fund, but you cannot exchange Class Z shares for Class A, Class B, Class C, Class L, Class M, Class R, or Class X shares. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

There is no sales charge for exchanges of Class Z shares.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder's account will be subject to a 60-day warning period, commencing on the first day of the following month. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund's transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the Prudential money market funds are excluded from this policy. In addition, the policy does not apply to the JennisonDryden Asset Allocation Funds, which are structured as "funds-of-funds," and invest primarily in other mutual funds within the JennisonDryden fund family.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to potential offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 and communicating your instructions in good order to a customer service representative before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights that follow are intended to help you evaluate the financial performance of the Fund for the past five fiscal years or since inception. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

The financial highlights were derived from the financial statements audited by KPMG LLP, an independent registered public accounting firm, whose report was unqualified.

A copy of the Fund's annual report, along with the Fund's audited financial statements and the report of the independent registered public accounting firm, is available, upon request, at no charge, as described on the back cover of this prospectus.

CLASS A SHARES

Class A Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2009	2008(b)	2007(b)	2006(b)	2005(b)
Net Asset Value, Beginning Of Year		$$17.66	$17.30	$19.81	$15.68
Income (loss) from investment operations:
Net investment income		.16	.16	.09	.02
Net realized and unrealized gains (loss) on investments transactions		(2.04)	1.11	.40	4.66
Total from investment operations		(1.88)	1.27	.49	4.68
Less Dividends and Distributions:
Dividends from net investment income		(.18)	-	-	-
Distributions from net realized gains on investments		(3.29)	(.91)	(3.00)	(.55)
Total dividends and distributions		(3.47)	(.91)	(3.00)	(.55)
Net asset value, end of year		$12.31	$17.66	$17.30	$19.81
Total Return(a)		(11.38)%	7.15%	3.18%	30.31%

Ratios/Supplemental Data:	2009	2008	2007	2006	2005
Net assets, end of year (000)		$$65,910	$98,930	$106,369	$56,289
Average net assets (000)		$$79,838	$109,338	$86,627	$33,464
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)		1.40%	1.33%	1.28%	1.45%
Expenses, excluding distribution and service (12b-1) fees		1.12%	1.08%	1.03%	1.20%
Net investment income		1.12%	.89%	.49%	.13%
For Class A, B, C, L, M and X shares:
Portfolio turnover rate		19%	63%	93%	106%

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on average shares outstanding during the year.
(c) The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares through November 30, 2007.
(d) Does not include expenses of the underlying portfolios in which the Fund invests.

CLASS B SHARES

Class B Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2009	2008(b)	2007(b)	2006(b)	2005(b)
Net Asset Value, Beginning Of Year		$$16.35	$16.18	$18.86	$15.06
Income (loss) from investment operations:
Net investment income (loss)		.05	.02	(.04)	(.10)
Net realized and unrealized gains (loss) on investments transactions		(1.89)	1.06	.36	4.45
Total from investment operations		(1.84)	1.08	.32	4.35
Less Dividends and Distributions:
Dividends from net investment income		(.05)	-	-	-
Distributions from net realized gains on investments		(3.29)	(.91)	(3.00)	(.55)
Total dividends and distributions		(3.34)	(.91)	(3.00)	(.55)
Net asset value, end of year		$11.17	$16.35	$16.18	$18.86
Total Return(a)		(12.08)%	6.38%	2.41%	29.35%

Ratios/Supplemental Data:	2009	2008	2007	2006	2005
Net assets, end of year (000)		$$14,080	$25,884	$31,586	$29,282
Average net assets (000)		$$19,290	$30,843	$31,665	$24,672
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees		2.12%	2.08%	2.03%	2.20%
Expenses, excluding distribution and service (12b-1) fees		1.12%	1.08%	1.03%	1.20%
Net investment income (loss)		.41%	.13%	(.23)%	(.61)%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on average shares outstanding during the year.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.

CLASS C SHARES

Class C Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2009	2008(b)	2007(b)	2006(b)	2005(b)
Net Asset Value, Beginning Of Year		$$16.35	$16.18	$18.86	$15.06
Income (loss) from investment operations:
Net investment income (loss)		.05	.02	(.04)	(.10)
Net realized and unrealized gains (loss) on investments transactions		(1.89)	1.06	.36	4.45
Total from investment operations		(1.84)	1.08	.32	4.35
Less Dividends and Distributions:
Dividends from net investment income		(.05)	-	-	-
Distributions from net realized gains on investments		(3.29)	(.91)	(3.00)	(.55)
Total dividends and distributions		(3.34)	(.91)	(3.00)	(.55)
Net asset value, end of year		$11.17	$16.35	$16.18	$18.86
Total Return(a)		(12.08)%	6.38%	2.41%	29.35%

Ratios/Supplemental Data:	2009	2008	2007	2006	2005
Net assets, end of year (000)		$$49,257	$88,920	$99,521	$39,291
Average net assets (000)		$$65,961	$100,455	$89,474	$25,905
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees		2.12%	2.08%	2.03%	2.20%
Expenses, excluding distribution and service (12b-1) fees		1.12%	1.08%	1.03%	1.20%
Net investment income (loss)		.40%	.14%	(.24)%	(.62)%

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on average shares outstanding during the year.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.

CLASS L SHARES

Class L Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2009	2008(d)	2007(d)	August 22, 2005(a) Through July 31, 2006(d)
Net Asset Value, Beginning Of Period		$$17.61	$17.28	$19.25
Income (loss) from investment operations:
Net investment income		.13	.11	.05
Net realized and unrealized gains (loss) on investments transactions		(2.04)	1.13	.98
Total from investment operations		(1.91)	1.24	1.03
Less Dividends and Distributions:
Dividends from net investment income		(.14)	-	-
Distributions from net realized gains on investments		(3.29)	(.91)	(3.00)
Total dividends and distributions		(3.43)	(.91)	(3.00)
Net asset value, end of period		$12.27	$17.61	$17.28
Total Return(b)		(11.61)%	6.92%	6.06%

Ratios/Supplemental Data:	2009	2008	2007	2006
Net assets, end of period (000)		$$11,669	$18,753	$25,167
Average net assets (000)		$$14,718	$23,211	$28,735
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees		1.62%	1.58%	1.53%(c)
Expenses, excluding distribution and service (12b-1) fees		1.12%	1.08%	1.03%(c)
Net investment income		.90%	.62%	.29%(c)

(a) Commencement of offering new share class.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Does not include expenses of the underlying portfolios in which the Fund invests.

CLASS M SHARES

Class M Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2009	2008(d)	2007(d)(f)	August 22, 2005(a) Through July 31, 2006(d)
Net Asset Value, Beginning Of Period		$$16.37	$16.18	$18.32
Income (loss) from investment operations:
Net investment income (loss)		.15	.06	(.03)
Net realized and unrealized gains (loss) on investments transactions		(1.89)	1.07	.89
Total from investment operations		(1.74)	1.13	.86
Less Dividends and Distributions:
Dividends from net investment income		(.12)	-(f)	-
Distributions from net realized gains on investments		(3.29)	(.94)	(3.00)
Total dividends and distributions		(3.41)	(.94)	(3.00)
Capital Contributions		.02	-	-
Net asset value, end of period		$11.24	$16.37	$16.18
Total Return(b)		(11.22)%	6.73%	5.39%

Ratios/Supplemental Data:	2009	2008	2007	2006
Net assets, end of period (000)		$$17,866	$40,602	$63,132
Average net assets (000)		$$27,565	$54,949	$73,499
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees		1.45%	1.85%	2.03%(c)
Expenses, excluding distribution and service (12b-1) fees		1.12%	1.08%	1.03%(c)
Net investment income (loss)		1.07%	.34%	(.21)%(c)

(a) Commencement of offering new share class.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Does not include expenses of the underlying portfolios in which the Fund invests.
(f) Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of the regulatory limits.

CLASS X SHARES

Class X Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2009	2008	2007(d)(f)	August 22, 2005(a) Through July 31, 2006(d)
Net Asset Value, Beginning Of Period		$$16.41	$16.19	$18.32
Income (loss) from investment operations:
Net investment income (loss)		.13	.10	(.03)
Net realized and unrealized gains (losses) on investments transactions		(1.92)	1.08	.90
Total from investment operations		(1.79)	1.18	.87
Less Dividends and Distributions:
Dividends from net investment income		(.10)	-	-
Distributions from net realized gains on investments		(3.29)	(.98)	(3.00)
Total dividends and distributions		(3.39)	(.98)	(3.00)
Capital Contributions		.03	.02	-
Net asset value, end of period		$11.26	$16.41	$16.19
Total Return(b)		(11.45)%	7.15%	5.43%

Ratios/Supplemental Data:	2009	2008	2007	2006
Net assets, end of period (000)		$$8,620	$13,206	$17,639
Average net assets (000)		$$10,611	$15,864	$22,439
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees		1.55%	1.62%	2.03%(c)
Expenses, excluding distribution and service (12b-1) fees		1.12%	1.08%	1.03%(c)
Net investment income (loss)		.97%	.59%	(.20)%(c)

(a) Commencement of offering new share class.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return for periods less than one full year are not annualized. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Does not include expenses of the underlying portfolios in which the Fund invests.
(f) Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholder in excess of the regulatory limits.

GLOSSARY

FUND INDEXES

Russell 2000 Index. The Russell 2000 Index - an unmanaged index of the 2000 smallest U.S. companies included in the Russell 3000 Index - gives a broad look at how stock prices of smaller companies have performed. Source: Lipper Inc.

Russell 2000 Value Index. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Source: Lipper Inc.

FOR MORE INFORMATION Please read this Prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.) WEBSITE www.jennisondryden.com	OUTSIDE BROKERS SHOULD CONTACT Prudential Investment Management Services LLC PO Box 9658 Providence, RI 02940 TELEPHONE (800) 778-8769

  E-DELIVERY
  To receive your mutual fund documents on-line, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
MAIL Securities and Exchange Commission Public Reference Section Washington, DC 20549-1520 ELECTRONIC REQUEST publicinfo@sec.gov (The SEC charges a fee to copy documents)	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 942-8090 VIA THE INTERNET on the EDGAR Database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

Dryden Small Cap Value Fund
Share Class	A	B	C	L	M	X
NASDAQ	PZVAX	PZVBX	PZVCX	N/A	N/A	N/A
CUSIP	862934874	862934866	862934858	862934775	862934767	862934759

SEPTEMBER 30, 2009

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) of Strategic Partners Style Specific Funds (the "Funds") is not a prospectus and should be read in conjunction with the Prospectus of the Funds dated September 30, 2009, and can be obtained, without charge, by calling (800) 225-1852 or by writing to the Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-1852. The Funds' Prospectuses are incorporated by reference into this SAI, and the SAI has been incorporated by reference into the Funds' Prospectuses.

The Funds' audited financial statements are incorporated into this SAI by reference to the Funds' 2009 Annual Report (File No. 811-09439). You may request a copy of the Annual Report at no charge by calling (800) 225-1852 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

NYSE TICKER SYMBOLS Jennison Conservative Growth Fund
Class A: TBDAX	Class L: JCGLX
Class B: TBDBX	Class M: JCGMX
Class C: TBDCX	Class X: JCGRX

Dryden Small Cap Value Fund
Class A: PZVAX	Class L: N/A
Class B: PZVBX	Class M: N/A
Class C: PZVCX	Class X: N/A

3	PART I
3	INTRODUCTION
3	FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES: CONSERVATIVE GROWTH FUND
15	FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES: SMALL CAP VALUE FUND
25	INVESTMENT RESTRICTIONS
26	INFORMATION ABOUT BOARD MEMBERS AND OFFICERS
31	MANAGEMENT & ADVISORY ARRANGEMENTS
37	OTHER SERVICE PROVIDERS
38	DISTRIBUTION OF FUND SHARES
41	COMPUTATION OF OFFERING PRICE PER SHARE
41	PORTFOLIO TRANSACTIONS & BROKERAGE
43	ADDITIONAL INFORMATION
44	PRINCIPAL SHAREHOLDERS
45	FINANCIAL STATEMENTS

46	PART II
46	INVESTMENT RISKS AND CONSIDERATIONS
74	PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
79	NET ASSET VALUE
80	SHAREHOLDER SERVICES
82	TAXES, DIVIDENDS AND DISTRIBUTIONS
88	DISCLOSURE OF PORTFOLIO HOLDINGS
91	PROXY VOTING
91	CODES OF ETHICS
91	APPENDIX I: DESCRIPTION OF BOND RATINGS
95	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

PART I

INTRODUCTION

This SAI sets forth information about each of the Funds. It provides information about certain of the securities, instruments, policies and strategies that are used by each Fund in seeking to achieve its objective. This SAI also provides additional information about the Funds' Board of Trustees (hereafter referred to as "Directors"), the advisory services provided to and the management fees paid by each Fund, performance data for each Fund, and information about other fees paid by and services provided to each Fund.

Jennison Conservative Growth Fund (Conservative Growth Fund)
Dryden Small Cap Value Fund (Small Cap Value Fund)

Strategic Partners Style Specific Funds is an open-end management investment company. Each Fund is classified as a diversified fund.

The principal investment policies and strategies of each Fund are described in each Fund's prospectus. In addition, each Fund may from time to time use the securities, instruments, policies and strategies that are further identified below in seeking to achieve its objective. A Fund also may invest from time to time in certain types of investments and strategies that are either not listed below or are not identified below as relating to a Fund. A Fund may not be successful in achieving its objective and you could lose money.

FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES: CONSERVATIVE GROWTH FUND

The investment policies and strategies identified below for the Jennison Conservative Growth Fund are subject to the following limitations or restrictions:

  The Fund may invest up to 10% of its investable assets in securities of exchange-traded funds (ETFs).
  The may invest up to 35% of its investable assets in foreign equity and debt securities, obligations of foreign branches of U.S. banks and securities issued by foreign governments.
  The Fund may only write covered put options to the extent that cover for such options does not exceed 25% of the Fund's investable assets.

BORROWING AND LEVERAGE. The Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

The Fund may borrow from time to time, at the investment adviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. The Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. Unless otherwise stated, the Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible"), (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible") or (iii) a synthetic security manufactured by another party.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Fund's objective than alternate investments. For example, the Manager may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example, a Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

DEPOSITARY RECEIPTS. The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged.

DERIVATIVES. The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use Derivatives for hedging purposes. The Fund may also use derivatives to seek to enhance returns. The use of a Derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. No Fund may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

A discussion of the risk factors relating to Derivatives is set out in the sub-section entitled "Risk Factors Involving Derivatives."

SWAP AGREEMENTS. The Fund may enter into swap transactions, including but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap transactions are a type of Derivative. Derivatives are further discussed in the sub-sections entitled "Derivatives" and "Risk Factors Involving Derivatives."

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the Manager and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines approved by the Fund's Board).

Unless otherwise noted, the Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Fund may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an "index"), such as an index of the price of U.S. Treasury securities or an index representative of short term interest rates.

TYPES OF OPTIONS. The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

CALL OPTIONS. The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which the Fund has established cover by segregating liquid instruments on its books. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. Also, with respect to call options written by the Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.

PUT OPTIONS. The Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

The Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return.

FUTURES. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

The Fund may only write "covered" put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of the Fund's assets that can be segregated.

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a "commodity pool operator" promulgated by the Commodity Futures Trading Commission (the "CFTC") under the CEA and the Fund is operated so as not to be deemed to be a "commodity pool" under the regulations of the CFTC.

FOREIGN EXCHANGE TRANSACTIONS. The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by a Fund.

As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. "Straddles" of the type that may be used by the Fund are considered to constitute hedging transactions and are consistent with the policies described above. The Fund will not attempt to hedge all of its foreign portfolio positions.

FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.

The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

CURRENCY OPTIONS. The Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

RISK FACTORS INVOLVING DERIVATIVES. Derivatives are volatile and involve significant risks, including:

Credit Risk - the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to a Fund.

Currency Risk - the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk - the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities or cash and cash equivalents with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

FOREIGN INVESTMENT RISKS. The Fund may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Foreign Market Risk. Foreign securities offer the potential for more diversification than if the Fund invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments. The Fund may invest in securities that are not registered (restricted securities) under the Securities Act of 1933 (Securities Act).

Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund's ability to conduct portfolio transactions in such securities.

The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board. The Board has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

INITIAL PUBLIC OFFERINGS. The Fund may invest in securities sold in initial public offerings (IPOs). An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking capital to expand, but can also be done by large privately-owned companies looking to become publicly traded.

In an IPO, the issuer obtains the assistance of an underwriting firm, which helps it determine what type of security to issue (common or preferred), best offering price and time to bring it to market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Investing in IPOs entails risks. Importantly, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. It is difficult to predict what the stock will do on its initial day of trading and in the near future since there is often little historical data with which to analyze the company. Also, most IPOs are of companies going through a transitory growth period, and they are therefore subject to additional uncertainty regarding their future value.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies, including exchange traded funds. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.)

Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the Securities and Exchange Commission under the 1940 Act.

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

EXCHANGE-TRADED FUNDS. The Fund may invest in Exchange-Traded Funds (ETFs). ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in the Fund's investment strategies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF.

MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.

REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund's repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

The Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC pursuant to an order of the Securities and Exchange Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

SECURITIES LENDING. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1/3 % of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay receiving additional collateral or in recovery and in some cases loss of all rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.

The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Fund is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) the Fund must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration, must be segregated on the Fund's records or with its Custodian.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. The Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

The Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

U.S. GOVERNMENT SECURITIES. The Fund may invest in adjustable rate and fixed rate U.S. government securities. U.S. government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. U.S. government guarantees do not extend to the yield or value of the securities or a Fund's shares. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. government guarantees do not extend to the yield or value of the securities or the Fund's shares.

Securities issued by agencies of the U.S. government or instrumentalities of the U.S. government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Government National Mortgage Association ("GNMA," or "Ginnie Mae"), the Farmers Home Administration, the Small Business Administration and securities guaranteed under FDIC's Temporary Liquidity Guarantee Program are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") are not backed by the full faith and credit of the U. S. government. Fannie Mae and Freddie Mac each may borrow from the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the Federal Housing Finance Agency (FHFA), each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. In addition to placing the companies in conservatorship, the U.S.Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S.Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that Fannie Mae's or Freddie Mac's liabilities have exceeded its assets under generally accepted accounting principles, the U.S.Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S.Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S.Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S.Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

The Fund may invest in debt securities that are guaranteed under the FDIC's Temporary Liquidity Guarantee Program ("TLGP"). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012 (or December 31, 2012, depending on when the debt was originally issued). This guarantee does not extend to shares of the Fund itself.

The Fund may also invest in component parts of U.S. government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. government securities.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. No Fund has established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. The Fund may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received phantom income annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.

FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES: SMALL CAP VALUE FUND

The investment policies and strategies identified below for the Small Cap Value Fund are subject to the following limitations or restrictions:

  The Fund may invest up to 10% of its investable assets in securities of exchange-traded funds (ETFs).
  The Fund may only write covered put options to the extent that cover for such options does not exceed 25% of the Fund's investable assets.
  The Fund may invest up to 20% of its investable assets in foreign securities, up to 25% of its assets in real estate investment trusts and may make short sales of a security and may make short sales against-the-box up to 25% of net Fund assets.

BORROWING AND LEVERAGE. The Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

The Fund may borrow from time to time, at the investment adviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. The Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. Unless otherwise stated, the Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.

DERIVATIVES. The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use Derivatives for hedging purposes. The Fund may also use derivatives to seek to enhance returns. The use of a Derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. No Fund may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

A discussion of the risk factors relating to Derivatives is set out in the sub-section entitled "Risk Factors Involving Derivatives."

HEDGING. Hedging is a strategy in which a Derivative or security is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.

There can be no assurance that the Fund's hedging strategies will be effective or that hedging transactions will be available to a Fund. The Fund is not required to engage in hedging transactions and the Fund may choose not to do so.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Fund may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an "index"), such as an index of the price of U.S. Treasury securities or an index representative of short term interest rates.

TYPES OF OPTIONS. The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

CALL OPTIONS. The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which the Fund has established cover by segregating liquid instruments on its books. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. Also, with respect to call options written by the Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.

PUT OPTIONS. The Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

The Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return.

FUTURES. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

The Fund may only write "covered" put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of the Fund's assets that can be segregated.

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a "commodity pool operator" promulgated by the Commodity Futures Trading Commission (the "CFTC") under the CEA and the Fund is operated so as not to be deemed to be a "commodity pool" under the regulations of the CFTC.

FOREIGN EXCHANGE TRANSACTIONS. The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by a Fund.

As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. "Straddles" of the type that may be used by the Fund are considered to constitute hedging transactions and are consistent with the policies described above. The Fund will not attempt to hedge all of its foreign portfolio positions.

RISK FACTORS INVOLVING DERIVATIVES. Derivatives are volatile and involve significant risks, including:

Credit Risk - the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to a Fund.

Currency Risk - the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk - the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities or cash and cash equivalents with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

FOREIGN INVESTMENT RISKS. The Fund may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Foreign Market Risk. Foreign securities offer the potential for more diversification than if the Fund invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments. The Fund may invest in securities that are not registered (restricted securities) under the Securities Act of 1933 (Securities Act).

Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund's ability to conduct portfolio transactions in such securities.

The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board. The Board has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies, including exchange traded funds. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.)

Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the Securities and Exchange Commission under the 1940 Act.

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

EXCHANGE-TRADED FUNDS. The Fund may invest in Exchange-Traded Funds (ETFs). ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in the Fund's investment strategies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF.

MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.

REAL ESTATE INVESTMENT TRUSTS (REITs). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Internal Revenue Code affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund's repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

The Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC pursuant to an order of the Securities and Exchange Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

SECURITIES LENDING. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1/3 % of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay receiving additional collateral or in recovery and in some cases loss of all rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Manager's judgment, such disposition is not desirable.

While the process of selection and continuous supervision by the Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles. Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the federal government by means of price controls, regulations or litigation.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.

The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Fund is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) the Fund must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration, must be segregated on the Fund's records or with its Custodian.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. The Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

The Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

U.S. GOVERNMENT SECURITIES. The Fund may invest in adjustable rate and fixed rate U.S. government securities. U.S. government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. U.S. government guarantees do not extend to the yield or value of the securities or a Fund's shares. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. government guarantees do not extend to the yield or value of the securities or the Fund's shares.

Securities issued by agencies of the U.S. government or instrumentalities of the U.S. government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Government National Mortgage Association ("GNMA," or "Ginnie Mae"), the Farmers Home Administration, the Small Business Administration and securities guaranteed under FDIC's Temporary Liquidity Guarantee Program are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") are not backed by the full faith and credit of the U. S. government. Fannie Mae and Freddie Mac each may borrow from the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the Federal Housing Finance Agency (FHFA), each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. In addition to placing the companies in conservatorship, the U.S.Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S.Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that Fannie Mae's or Freddie Mac's liabilities have exceeded its assets under generally accepted accounting principles, the U.S.Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S.Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S.Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S.Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

The Fund may invest in debt securities that are guaranteed under the FDIC's Temporary Liquidity Guarantee Program ("TLGP"). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012 (or December 31, 2012, depending on when the debt was originally issued). This guarantee does not extend to shares of the Fund itself.

The Fund may also invest in component parts of U.S. government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. government securities.

WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. No Fund has established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The term "majority of the Fund's outstanding voting securities" for this purpose means the vote of the lesser of (i) 67% or more of the voting shares of the Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of outstanding voting shares of the Fund.

A Fund may not:

1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund may purchase restricted securities without limit.

7. The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

For purposes of investment restriction number 2, under the 1940 Act, a Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement. The foregoing restrictions are fundamental policies that may not be changed without the approval of a majority of the affected Fund's voting securities.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

As a matter of non-fundamental operating policy, a Fund will not purchase rights if as a result the Fund would then have more than 5% of its assets (determined at the time of investment) invested in rights.

Strategic Partners Style Specific Funds will provide 60 days' prior written notice to shareholders of a change in any Fund's non-fundamental policy of investing a certain percentage of its "investable assets" (that is, net assets plus borrowings for investment purposes) in the type of investments suggested by the Fund's name.

As a non-fundamental operating policy, a Fund may not invest in the securities of other investment companies, except that (a) subject to certain restrictions, each Fund may purchase securities of other investment companies in the open market involving customary brokerage commissions as described in this SAI.

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

Information about Fund Directors/Trustees (referred to herein as "Board Members") and Officers is set forth below. Board Members who are not deemed to be "interested persons" of a Fund, as defined in the 1940 Act, are referred to as "Independent Board Members." Board Members who are deemed to be "interested persons" of a Fund are referred to as "Interested Board Members." The Board Members are responsible for the overall supervision of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 59	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser);formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 59	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co (broker-dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).
David E.A. Carson (74) Board Member Portfolios Overseen: 59	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People's Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 59	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 59	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).
Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 59	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 59	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 59	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 59	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 59	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Interested Board Members (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 59	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.
Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 145	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (since December 2008) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.

1 The year that each Board Member joined the Funds' Board is as follows:
Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E. A. Carson, 2003; Michael S. Hyland, 2008; Robert E. LaBlanc, 1999; Douglas H. McCorkindale, 1999; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003; Robert F. Gunia, Board Member and Vice President since 1999.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLP; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (51) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005);Associate at Sidley Austin Brown Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes interested Board Members who also serve as President or Vice President.

1 The year that each individual became an Officer of the Funds is as follows:
Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 2000; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

  Board Members are deemed to be "Interested," as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
  Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.
  There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
  "Other Directorships Held" includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the Exchange Act) (that is, "public companies") or other investment companies registered under the 1940 Act.
  "Portfolios Overseen" includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Funds, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.

Compensation of Board Members and Officers. Pursuant to a Management Agreement with each Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Board Members.

Each Fund pays each of its Independent Board Members annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.

Independent Board Members may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, a Fund accrues deferred Board Members' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. A Fund's obligation to make payments of deferred Board Members' fees, together with interest thereon, is a general obligation of the Fund. No Fund has a retirement or pension plan for its Board Members.

The following table sets forth the aggregate compensation paid by the Fund for the most recently completed fiscal year to the Independent Board Members for service on the Fund Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are "interested persons" of the Fund (as defined in the 1940 Act) do not receive compensation from PI-managed funds and therefore are not shown in the following table.

Compensation Received by Independent Board Members
Name***	Aggregate Fiscal Year Compensation from Funds	Pension or Retirement Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year
Kevin J. Bannon		None	None	$_____(___/___)*
Linda W. Bynoe**		None	None	$_____(___/___)*
David E.A. Carson		None	None	$_____(___/___)*
Michael S. Hyland		None	None	$_____(___/___)*
Robert E. La Blanc		None	None	$_____(___/___)*
Douglas H. McCorkindale**		None	None	$_____(___/___)*
Stephen P. Munn		None	None	$_____(___/___)*
Richard A. Redeker		None	None	$_____(___/___)*
Robin B. Smith**		None	None	$_____(___/___)*
Stephen G. Stoneburn**		None	None	$_____(___/___)*

Explanatory Notes to Board Member Compensation Table
*Shows number of funds/portfolios in existence as of the most recently completed calendar year, excluding funds that have merged into another fund or liquidated during the year.
**Although the last column shows the total amount paid to Board Members from the PI-managed funds during the most recently completed calendar year, such compensation was deferred at the request of certain Board Members, in total, or in part, under the Fund's deferred fee agreement. The losses in 2008 on amounts deferred through the end of the most recently completed calendar year amounted to $293,639, $1,042,213, $1,555,430 and $315,562 for Ms. Bynoe, Mr. McCorkindale, Ms. Smith and Mr. Stoneburn, respectively.
***Board Members and officers who are "interested persons" of the Fund (as defined in the 1940 Act) do not receive compensation from the Fund and therefore are not shown in the compensation table.

Board Committees. The Board has established three standing committees in connection with governance of the Fund—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee:
The Audit Committee consists of Messrs. Carson (Chair), La Blanc, Bannon, and Munn, and Ms. Bynoe and Ms. Smith (ex-officio). The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund(s)' auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.

Nominating and Governance Committee:
The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. McCorkindale, Mr. Stoneburn, Mr. Hyland, and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Fund's website.

JennisonDryden and Target Investment Committees:
In September 2005, the Board of each Fund in the Prudential retail mutual funds complex formed joint committees to review the performance of each Fund in the fund complex. The JennisonDryden Investment Committee reviews the performance of each Fund whose subadvisers are affiliates of the Manager, while the Target Investment Committee reviews the performance of funds whose subadvisers are not affiliates of the Manager. Each Committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two Committees. In addition, Ms. Rice and Mr. Gunia, the two Interested Board Members, each sit on a Committee.

The JennisonDryden Investment Committee consists of Mses. Bynoe (Chair) and Rice and Messrs. Carson, Bannon, La Blanc and Munn. The Target Investment Committee consists of Messrs. Gunia, Hyland, McCorkindale, Redeker, Stoneburn (Chair) and Ms. Smith (ex-officio). The number of JennisonDryden and Target Investment Committees held during the Fund's most recently completed fiscal year is set forth in the table below.

Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Commission rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case in care of the specified Fund(s), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person." Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Board Committee Meetings (for most recently completed fiscal year)
Fund Name	Audit Committee	Nominating & Governance Committee	JennisonDryden Investment Committee
Strategic Partners Style Specific Funds

Share Ownership. Information relating to each Board Member's Fund share ownership and in all registered funds in the PI-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.

Board Member Share Ownership: Independent Board Members
Name	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Kevin J. Bannon	None	None
Linda W. Bynoe	None	Over $100,000
David E.A. Carson	Conservative Growth Fund $1-$10,000	Over $100,000
Michael S. Hyland	None	None
Robert E. La Blanc	None	Over $100,000
Douglas H. McCorkindale	None	Over $100,000
Stephen P. Munn	None	Over $100,000
Richard A. Redeker	None	Over $100,000
Robin B. Smith	None	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Board Member Share Ownership: Interested Board Members
Judy A. Rice	None	Over $100,000
Robert F. Gunia	None	Over $100,000

None of the Independent Board Members, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund(s) or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund(s) as of the most recently completed calendar year.

Shareholder Communications with Board Members. Shareholders can communicate directly with Board Members by writing to the Chair of the Board, c/o the Fund, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.

MANAGEMENT & ADVISORY ARRANGEMENTS

Manager. The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the JennisonDryden and Strategic Partners mutual funds. See "How the Funds are Managed" in the Fund's Prospectus. As of April 30, 2009, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $81.2 billion.

PI is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden and Strategic Partners mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.

Pursuant to a Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of each Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodian (the Custodian) and PMFS. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

  the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Independent Board Members;
  all expenses incurred by the Manager or a Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and
  the fees, costs and expenses payable to any investment subadviser(s) pursuant to a Subadvisory Agreement(s) between PI and such investment subadviser(s).

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses:

  the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;
  the fees and expenses of Independent Board Members;
  the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;
  the charges and expenses of the Fund's legal counsel and independent auditors;
  brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;
  all taxes and corporate fees payable by the Fund to governmental agencies;
  the fees of any trade associations of which the Fund may be a member;
  the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;
  the cost of fidelity, directors and officers and errors and omissions insurance;
  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;
  allocable communications expenses with respect to investor services and all expenses of shareholders' and Board meetings and of preparing, printing and mailing reports and notices to shareholders; and
  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under the Management Agreement are computed daily and paid monthly. The table below sets forth the applicable fee rate and the management fees received by PI from the Fund for the indicated fiscal years.

Management Fees Paid by the Funds
Fund Name	Fee Rate	2009	2008	2007
Conservative Growth	0.70% on first $500 million; 0.65% on next $500 million; 0.60% over $1 billion		$$2,878,505	$1,529,920
Small Cap Value	0.70% on all assets		$$1,526,778	$2,342,619

Subadviser(s). PI has entered into a Subadvisory Agreement with the Fund(s) investment subadviser (Subadviser(s)). The Subadvisory Agreement(s) provides that the Subadviser(s) will furnish investment advisory services in connection with the management of each Fund. In connection therewith, the Subadviser(s) is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement(s), the Subadviser(s), subject to the supervision of PI, is responsible for managing the assets of a Fund in accordance with the Fund's investment objectives, investment program and policies. The Subadviser(s) determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services.

As discussed in the Prospectus, PI employs the Subadviser(s) under a "manager of managers" structure that allows PI to replace the Subadviser(s) or amend a Subadvisory Agreement(s) without seeking shareholder approval. The Subadvisory Agreement(s) provide that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement(s) may be terminated by a Fund, PI, or the Subadviser(s) upon not more than 60 days nor less than 30 days written notice. The Subadvisory Agreement provides that it will continue in effect for a period of not more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The tables below sets forth the applicable fee rate(s) and the subadvisory fees received by the Subadviser(s) from PI for the indicated fiscal years:

Subadvisers and Subadvisory Fee Rates
Fund Name	Subadviser	Fee Rate
Conservative Growth	Jennison Associates LLC	0.350% to $1 billion; 0.325% over $1 billion
Small Cap Value	Quantitative Management Associates LLC	0.45% to $1 billion; 0.40% over $1 billion [1]

1 Prudential Investments LLC and Quantitative Management Associates LLC have executed a waiver agreement, pursuant to which PI and QMA have agreed that PI will pay QMA 0.35% of the Fund's average daily net assets. The waiver agreement will remain in effect until further mutual agreement of the parties.

Subadvisory Fees Paid by PI
Portfolio	Subadviser	2009	2008	2007
Conservative Growth	Jennison Associates LLC		$1,439,252	$764,968
Small Cap Value	NFJ Investment Group		-	$40,499
	EARNEST Partners LLC		-	$232,660
	Vaughan Nelson Investment Management, LP		-	$96,326
	JPMorgan Investment Management, Inc.		-	$50,282
	Lee Munder Investments Ltd.		-	$74,108
	Quantitative Management Associates LLC		$763,389	$584,093

Additional Information About the Portfolio Managers -- Other Accounts and Ownership of Fund Securities. The following tables set forth information about the indicated Fund(s) and accounts other than the Fund(s) for which the Fund(s') portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund(s') most recently completed fiscal year. The tables show, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italic typeface.

The tables also set forth the dollar range of equity securities of the Fund(s) beneficially owned by the portfolio manager(s) as of the Fund(s') most recently completed fiscal year unless noted otherwise.

Conservative Growth Fund
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison Associates LLC	Blair A. Boyer				None
	Michael A. Del Balso				None
	Kathleen A. McCarragher				None

*Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
**Excludes performance fee accounts.
***The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.

Small Cap Value Fund
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Quantitative Management Associates LLC	John P. Leib, CFA				None
	Deborah D. Woods				None

Notes to Dryden Strategic Value Fund Portfolio Manager Table:
"QMA Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "QMA Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.
* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
** Fifteen of these accounts with aggregate assets of $3,100,644,133 are subject to performance based advisory fees.

Additional Information About the Portfolio Managers -- Compensation and Conflicts of Interest. Set forth below, for each portfolio manager, is an explanation of the structure of, and methods used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of a Fund's investments and investments in other accounts.

Jennison Associates LLC

Portfolio Manager Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross of fee pre-tax performance of various mutual funds, of which nearly all of the equity options are managed by Jennison, and composites of accounts managed by Jennison, which may include accounts managed for unregistered products.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors, listed in order of importance, will be reviewed for each portfolio manager:

  One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to market conditions, pre-determined passive indices, such as the Russell 1000® Growth Index and Standard Poor's 500 Composite Stock Price Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;
  Historical and long-term business potential of the product strategies;
  Qualitative factors such as teamwork and responsiveness; and
  Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients may differ depending upon a member of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager's compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager's management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager's compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Quantitative Management Associates LLC (QMA)

Compensation

QMA's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, years of experience and scope of responsibility of the individual.

An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is primarily determined based on such person's contribution to QMA's goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person's qualitative contributions to the organization. An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc.* (QMA's ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).

The size of the annual cash bonus pool available for individual grants is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of composites representing QMA's various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which our strategies are managed, and 2) business results as measured by QMA's pre-tax income.

The size of the annual long-term incentive pool available for individual grants is determined based on a percentage of the total compensation of QMA's eligible employees for the prior year.

* The 2009 long-term awards for Investment Professionals below the level of Vice President are in the form of Restricted Stock only.

Conflicts of Interest

QMA is an indirect, wholly-owned subsidiary of Prudential Financial and is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA's relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for its clients. QMA generally is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an "Information Barrier" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for a client and an affiliated entity may be selling or recommending a sale of the same security or issuer. Conversely, QMA may be selling a security for a client and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as QMA at the same time. It is the policy of QMA not to engage in principal transactions with affiliated broker-dealers for unaffiliated institutional accounts managed by QMA.

QMA may cause securities transactions to be executed for a client's account concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts.

QMA may provide to non-discretionary clients the same model investment portfolio that it uses to manage discretionary client accounts. Delivery of the model portfolios to non-discretionary clients may be prior to or after execution of trades for discretionary accounts using the same model. The discretionary clients may be disadvantaged where QMA delivers the model investment portfolio to such clients after it initiates trading for the non-discretionary clients, or vice versa. QMA believes the potential market impact of trading based on the models is unlikely to be significant given that the model typically calls for small trades.

QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices which may be different. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable, so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance-based fees which increase based on the performance of a portfolio above an established benchmark. Also, large accounts generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. QMA's proxy voting committee oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA's proprietary accounts and accounts of other affiliates of QMA (collectively the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure or an Affiliated Account might hold secured debt of an issuer whose public unsecured debt is held by QMA's clients. Such conflicts may also exist among client accounts managed by QMA or its affiliates. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are originated and managed in their best interests.

In addition, portfolio managers may advise Affiliated Accounts. The value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the "LT Accounts") over a defined time period. As a result of (i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

OTHER SERVICE PROVIDERS

Custodians. The Bank of New York Mellon (BNY), One Wall Street, New York, New York 10286, and PFPC Trust Company (PFPC), 400 Bellevue Parkway, Wilmington, Delaware 19809, serve as Custodian for the Funds' portfolio securities and cash, and in that capacity, maintain certain financial accounting books and records pursuant to an agreement with the Funds. Subcustodians provide custodial services for any foreign assets held outside the United States. The table below identifies the Custodian for each Fund as of the most recently completed fiscal year.

Fund Custodians
Fund	Custodian
Conservative Growth Fund	BNY
Small Cap Value Fund	PFPC

Transfer Agent. Prudential Mutual Fund Services (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of each Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the funds and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

The Funds' Board appointed PNC Global Investment Servicing (U.S.) Inc. as sub-transfer agent to the Funds. PMFS has contracted with PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate PNC Global Investment Servicing (U.S.) Inc. for such services.

For the most recently completed fiscal year, each Fund incurred the following fees for services provided by PMFS:

Fees Paid to PMFS
Fund Name	Amount
Conservative Growth Fund	$
Small Cap Value Fund	$

Independent Registered Public Accounting Firm. ____________________________, served as the independent registered public accounting firm for each of the five fiscal years ended July 31 and in that capacity will audit the annual financial statements for the next fiscal year.

DISTRIBUTION OF FUND SHARES

Distributor. Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the Class A, Class B and Class C shares of each Fund. Prudential Annuities Distributors, Inc. (PAD, and together with PIMS, the Distributors) is distributor of the Funds' Class L, Class M and Class X shares. Both PAD and PIMS are indirect, wholly-owned subsidiaries of Prudential.

PIMS incurs the expenses of distributing each Fund's Class A, Class B, Class C shares and PAD incurs the expenses of distributing each Fund's Class L, Class M and Class X shares, pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan, the Class C Plan, the Class L Plan the Class M Plan, and the Class X Plan, collectively, the Plans) adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement).

NOTE: Class L, Class M, and Class X shares are available for both the Small Cap Value Fund and the Conservative Growth Fund.

The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

Under the Plans, each Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, a Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of Fund shares and the maintenance of related shareholder accounts.

Distribution expenses attributable to the sale of Class A, Class B, Class C, Class L, Class M, and Class X shares of a Fund are allocated to each such class based upon the ratio of sales of each such class to the combined sales of Class A, Class B, Class C, Class L, Class M, and Class X shares of a Fund, other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

Each Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in any of the Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

Pursuant to the Distribution Agreement, each Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

In addition to distribution and service fees paid by the Fund under the Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of a Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Class A Sales Charge and Distribution Expense Information. Under the Class A Plan, a Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Prospectus discusses any contractual or voluntary fee waivers that may be in effect.

For the most recently completed fiscal year, the Distributor received payments under the Class A Plan. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class A shares For the most recently completed fiscal year, the Distributor also received initial sales charges attributable to Class A shares. The amounts received by the Distributor are detailed in the table below.

Class B and Class C Sales Charge and Distribution Expense Information. Under the Class B and Class C Plans, a Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide that (1) .25 of 1% of the average daily net assets of the shares may be paid as a service fee and (2) .75 of 1% (not including the service fee) of the average daily net assets of the shares (asset based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

For the most recently completed fiscal year, the Distributor received payments under the Class B and C Plans. These amounts were expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class B and C shares. For the most recently completed fiscal year, the Distributor also received the proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class B and Class C shares. The amounts received by the Distributor are detailed in the table below.

Class L, Class M, and Class X Sales Charge and Distribution Expense Information.

Under the Class L Plan, each Fund pays the Distributor at an annual rate of up to 0.50% of each Fund's average daily net assets attributable to the Class L shares. The Class L Plan provides that (1) up to .25% of the average daily net assets of the Class L shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25%) may not exceed .50% of the average daily net assets of the Class L shares.

Under the Class M and Class X Plans, each Fund pays the Distributor for its distribution-related expenses with respect to these shares at an annual rate of up to 1% of the average daily net assets of each of the applicable shares. The Class M and Class X Plans provide that (1) up to .25% of the average daily net assets of the Class M and Class X shares, respectively, may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25%) may not exceed 1.00% of the average daily net assets of the Class M and Class X shares, respectively. The amounts received by the Distributor are detailed in the table below.

Payments Received by the Distributor
	Conservative Growth Fund	Small Cap Value Fund
Class A Distribution and service (12b-1) fees
Class A Initial Sales Charges
Class A Contingent Deferred Sales Charges (CDSC's)
Class B Distribution and service (12b-1)fees
Class B Contingent Deferred Sales Charges (CDSC's)
Class C Distribution and service (12b-1) fees
Class C Contingent Deferred Sales Charges (CDSC's)
Class L Distribution and service (12b-1)fees
Class L Contingent Deferred Sales Charges (CDSC's)
Class M Distribution and service (12b-1) fees
Class M Contingent Deferred Sales Charges (CDSC's)
Class X Distribution and service (12b-1)fees
Class X Contingent Deferred Sales Charges (CDSC's)

Fund	Printing and Mailing Prospectuses to Other Than Current Shareholders	Overhead Costs of Distributor	Compensation to Distributor for Commission Payments to Representatives and Other Expenses	Approximate Total Amount Spent By Distributor on Behalf of Fund
Conservative Growth Fund - Class A Shares
Conservative Growth Fund - Class B Shares
Conservative Growth Fund - Class C Shares
Conservative Growth Fund - Class L Shares
Conservative Growth Fund - Class M Shares
Conservative Growth Fund - Class X Shares
Small Cap Value Fund - Class A Shares
Small Cap Value Fund - Class B Shares
Small Cap Value Fund - Class C Shares
Small Cap Value Fund - Class L Shares
Small Cap Value Fund - Class M Shares
Small Cap Value Fund - Class X Shares

Fee Waivers and Subsidies. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund(s). Fee waivers and subsidies will increase a Fund's total return.

Payments to Financial Services Firms. As described in the Fund's Prospectus, the Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares.

The list below includes the names of the firms (or their affiliated broker/dealers) that received from the Distributor revenue sharing payments of more than $10,000 in calendar year 2008 for marketing and product support of the Funds and other JennisonDryden and/or Strategic Partners funds as described above.

  1st Global Capital Corp.
  AIG Network
  Ascensus (formerly BISYS Retirement Services Inc.)
  Citigroup Global Markets, Inc. (Smith Barney)
  CitiStreet LLC
  Diversified Investment Advisors
  Expert Plan, Inc.
  Fidelity - Retirement Funds Network
  Fidelity Management Trust Company
  Financial Network Investment Corporation
  Fiserve Trust Company (TD Ameritrade)
  GWFS Equities, Inc.
  ING Financial Partners, Inc.
  J.P. Morgan Retirement Plan Services
  John Hancock Life Insurance Company (formerly The Manufacturers Life Insurance Company U.S.A.)
  Linsco/Private Ledger Corp. (LPL Financial Services)
  Merrill Lynch Retirement
  Merrill Lynch Pierce, Fenner & Smith
  Mid Atlantic Capital Corp. (SunGard Institutional Brokerage Inc.)
  Morgan Stanley ADP
  Morgan Stanley DW Inc.
  MSCS Financial Services LLC
  Multi-Financial Securities Corporation
  Nationwide Financial Services, Inc.
  NYLife Distributors, Inc.
  Oppenheimer & Co.
  Princeton Retirement Group, Inc.
  Principal Life Insurance Company
  Pruco Securities LLC
  Raymond James Financial Services, Inc.
  Security Benefit
  Standard Insurance Company
  T. Rowe Price Retirement Plan Services, Inc.
  UBS
  UVEST Financial Services Group, Inc.
  Wachovia Bank, N.A.
  Wachovia Securities LLC

COMPUTATION OF OFFERING PRICE PER SHARE

Using the net asset value of each Fund at July 31, 2009, the offering prices of the Funds' shares are as follows:

Offering Price Per Share
	Conservative Growth Fund	Small Cap Value Fund
Class A
NAV and redemption price per Class A share
Maximum initial sales charge
Maximum offering price to public
Class B
NAV, offering price and redemption price per Class B share
Class C
NAV, offering price and redemption price per Class C share
Class L
NAV and redemption price per Class L share
Maximum initial sales charge (5.75% and 4.25% of offering price, respectively)
Maximum offering price to public
Class M
NAV, offering price and redemption price per Class M share
Class X
NAV, offering price and redemption price per Class X share

PORTFOLIO TRANSACTIONS & BROKERAGE

The Fund has adopted a policy pursuant to which the Fund and its Manager, Subadviser(s) and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. Each Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits a Fund, the Manager and the Subadviser(s) to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of a Fund and is not influenced by considerations about the sale of Fund shares. For purposes of this section, the term "Manager" includes the Subadvisor.

The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, Wachovia Securities and its affiliates or one of the investment adviser's affiliates (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

In the over-the-counter market (OTC), securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. Each Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the Commission. Thus, it will not deal in the OTC market with Wachovia Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves Wachovia Securities acting as principal with respect to any part of the Fund's order.

In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research-related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer databases, quotation equipment and services, research-oriented computer software and services, reports concerning the performance of accounts, valuations of securities, investment-related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund. The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, Wachovia Securities may act as a broker or futures commission merchant for the Fund. In order for an affiliate of the investment adviser or Wachovia Securities (or an affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the Independent Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Exchange Act, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon Wachovia Securities by applicable law. Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The table(s) below sets forth information concerning the payment of commissions by the Fund, including the amount of such commissions paid to Wachovia Securities (or any affiliate) for the indicated fiscal periods:

Conservative Growth Fund
	2009	2008	2007
Total brokerage commissions paid by the Fund		$460,539	$526,897
Total brokerage commissions paid to affiliated brokers		None	$7,972
Percentage of total brokerage commissions paid to affiliated brokers		0%	1.5%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers		0%	1.8%

Small Cap Value Fund
	2009	2008	2007
Total brokerage commissions paid by the Fund		$113,968	$208,137
Total brokerage commissions paid to affiliated brokers		None	None
Percentage of total brokerage commissions paid to affiliated brokers		0%	0%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers		0%	0%

The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of the most recently completed fiscal period. As of the most recently completed fiscal year, the Fund held the following securities of its regular brokers and dealers.

Broker-Dealer Securities Holdings ($) (as of most recently completed fiscal year)
Fund Name	Equity or Debt	Amount
Conservative Growth Fund

Small Cap Value Fund

ADDITIONAL INFORMATION

Fund History. Strategic Partners Style Specific Funds (the Trust), organized as a statutory trust in 1999 under the laws of Delaware, is a trust fund of the type commonly known as a "business trust."

Description of Shares and Organization. The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, currently divided into two series and six classes, designated Class A, Class B, Class C, Class L, Class M and Class X shares. Class L, Class M and Class X shares are only offered through exchanges in the Small Cap Value Fund. Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) Class B, Class M and Class X shares have a conversion feature. In accordance with the Trust's Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

Shares of the Trust, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Trust under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B, Class M and Class X shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B, Class C, Class M and Class X shares generally bear higher distribution expenses than Class A and Class L shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class L shareholders.

The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business. The Trust will render assistance to those shareholders who call such a meeting.

Under the Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of certain changes in the investment policies related thereto.

The Trustees have the power to alter the number and the terms of office of the Trustees, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

The Strategic Partners Large Capitalization Value Fund, which was a series of the Trust, was reorganized (merged) into the Dryden Total Return Bond Fund, Inc. as of March 2, 2007.

PRINCIPAL SHAREHOLDERS

To the knowledge of the indicated Funds, the following persons/entities owned beneficially or of record 5% or more of Fund shares as of the date indicated:

Prinicipal Fund Shareholders (as of _____, 2009)
Fund Name	Shareholder Name	Address	Share Class	No. of Shares / % of Fund
Conservative Growth Fund

Small Cap Value Fund

As of the date above, the Board Members and Officers of the Fund, as a group, owned less than 1% of the outstanding common stock or shares of beneficial interest, as applicable, of the Fund.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended July 31, 2009, incorporated in this SAI by reference to the 2009 annual report to shareholders (File No. 811-09439), have been so incorporated in reliance on the report of ________, independent registered public accounting firm.

You may obtain a copy of the annual report at no charge by request to the Fund(s) by calling (800) 225-1852 or by writing to the Fund(s) at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that the Fund may use and the risks and considerations associated with those investments and investment strategies. Please also see the Prospectus and the "Fund Classification, Investment Objectives & Policies" section of this SAI, which discuss the Fund's principal investment objective(s) and identifies certain of the non-principal investments and strategies that may be used.

In this section the term "Manager" includes the Fund's subadviser.

ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments include collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under state or federal securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act). In addition to the normal risks associated with fixed income securities, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ASSET-BASED SECURITIES. Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. For the purposes of a Fund's investment policies, these securities are referred to as "asset-based securities." The Fund will purchase asset-based securities only if they are rated, or are issued by issuers that have outstanding debt obligations rated investment grade (i.e., AAA, AA, A or BBB by Standard & Poor's ("S&P") or Fitch Ratings Ltd. ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or commercial paper rated A-1 by S&P or Prime-1 by Moody's) or of issuers that the Manager has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered "investment grade," may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If the asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset.

The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven-year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

PRECIOUS METAL-RELATED SECURITIES. A Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals, e.g., gold, silver and platinum, and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company's precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

BORROWING AND LEVERAGE. The Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

The Fund may borrow from time to time, at the investment adviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. The Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. Unless otherwise stated, the Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible"), (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible") or (iii) a synthetic security manufactured by another party.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Fund's objective than alternate investments. For example, the Manager may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example, a Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

CERTIFICATES OF DEPOSIT. The Federal Deposit Insurance Corporation and the Federal Savings and Loan Insurance Corporation, which are agencies of the United States Government, insure the deposits of insured banks and savings and loan associations, respectively, up to $250,000 per depositor. Current federal regulations also permit such institutions to issue insured negotiable certificates of deposit (CDs) in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured as to principal, such CDs must currently be limited to $250,000 per bank or savings and loan association. Interest on such CDs is not insured.

CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Fund may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate." The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, a Fund becomes a member of the syndicate.

As in the case of junk bonds, the corporate loans in which the Fund may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and interest. There are, however, some significant differences between corporate loans and junk bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loans will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

The Fund may acquire interests in corporate loans by means of a novation, assignment or participation. In a novation, the Fund would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, the Fund may purchase an assignment, in which case the Fund may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

CUSTODIAL RECEIPTS. Obligations issued or guaranteed as to principal and interest by the U.S. government, foreign governments or semi-governmental entities may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds. Typically, custodial receipts have their unmatured interest coupons separated ("stripped") by their holder. Having separated the interest coupons from the underlying principal of the government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. CATS and TIGRs are not considered U.S. government securities by the staff of the Securities and Exchange Commission(the "SEC" or "Commission"). Such notes and bonds are held in custody by a bank or a brokerage firm on behalf of the owners. The Fund will not invest more than 5% of its assets in such custodial receipts.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

DEPOSITARY RECEIPTS. The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted or exchanged.

DERIVATIVES. The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use Derivatives for hedging purposes. The Fund may also use derivatives to seek to enhance returns. The use of a Derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. No Fund may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

A discussion of the risk factors relating to Derivatives is set out in the sub-section entitled "Risk Factors Involving Derivatives."

EXCHANGE-TRADED FUNDS. The Fund may invest in Exchange-Traded Funds (ETFs). ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in the Fund's investment strategies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF.

HEDGING. Hedging is a strategy in which a Derivative or security is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option.

There can be no assurance that the Fund's hedging strategies will be effective or that hedging transactions will be available to a Fund. The Fund is not required to engage in hedging transactions and the Fund may choose not to do so.

INDEXED AND INVERSE SECURITIES. The Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, the Fund may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. The Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, the Fund may be required to pay substantial additional margin to maintain the position.)

The Manager recently reevaluated the financial statement presentation of certain inverse securities, which are commonly referred to as inverse floaters, under the provisions of Statement of Financial Accounting Standards No. 140 ("FAS 140"). The application of the provisions of FAS 140 entailed a reclassification of transactions in which a Fund sells a municipal bond to a special purpose trust in order to create an inverse floater which the Fund receives from such trust in a financing transaction. The trust also issues floating rate notes to third parties. The Fund receives interest payments on inverse floaters that bear an inverse relationship to the interest paid on the floating rate notes. These transactions were previously classified as a sale for financial statement presentation purposes. While such inverse floaters expose the Fund to leverage risk, they do not constitute borrowings for purposes of the Fund's restrictions on borrowings. Inverse floaters otherwise acquired by the Fund are not currently subject to this reevaluation under FAS 140.

Future financial statements for a Fund will reflect the application of the provisions of FAS 140, regardless of materiality. Pursuant to FAS 140, the Fund will record interest on the full amount of the municipal bonds held in the special purpose trusts as interest income and the Fund also will record the interest to holders of the floating rate certificates and fees associated with the trust as interest expense in the Statement of Operations. This change will cause the Fund's expense ratio to increase. However, neither the Fund's net income nor its distributions to shareholders are impacted since the increase in interest expense will be offset by a corresponding amount of increased income on the bonds now deemed to be owned by the Fund (instead of only the interest the Fund received on the inverse floater certificates it held directly).

To the extent that a Fund owns such inverse floaters as of the financial reporting period end, another important change pursuant to FAS 140 is that the Fund's gross assets would increase by the par amount of the floating rate certificates issued by the affected special purpose trusts, with a corresponding increase in the Fund's liabilities. The Fund's net assets and net asset value per share should not be affected by this change in accounting because the increase in gross assets will be offset by a corresponding increase in liabilities.

SWAP AGREEMENTS. The Fund may enter into swap transactions, including but not limited to, equity, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap transactions are a type of Derivative. Derivatives are further discussed in the sub-sections entitled "Derivatives" and "Risk Factors Involving Derivatives."

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the Manager and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines approved by the Fund's Board).

Unless otherwise noted, the Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one credit rating at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

CREDIT LINKED SECURITIES. Among the income producing securities in which the Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

TOTAL RETURN SWAP AGREEMENTS. The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Unless otherwise noted, the Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Fund) is limited to 15% of its net assets.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Fund may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an "index"), such as an index of the price of U.S. Treasury securities or an index representative of short term interest rates.

TYPES OF OPTIONS. The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

CALL OPTIONS. The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its custodian), upon conversion or exchange of other securities currently held in its portfolio or with respect to which the Fund has established cover by segregating liquid instruments on its books. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. Also, with respect to call options written by the Fund that are covered only by segregated portfolio securities, the Fund is exposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.

PUT OPTIONS. The Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.

The Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return.

FUTURES. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. The Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

The Fund may only write "covered" put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option). There is no limitation on the amount of the Fund's assets that can be segregated.

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a "commodity pool operator" promulgated by the Commodity Futures Trading Commission (the "CFTC") under the CEA and the Fund is operated so as not to be deemed to be a "commodity pool" under the regulations of the CFTC.

FOREIGN EXCHANGE TRANSACTIONS. The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by a Fund.

As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. "Straddles" of the type that may be used by the Fund are considered to constitute hedging transactions and are consistent with the policies described above. The Fund will not attempt to hedge all of its foreign portfolio positions.

FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.

The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

CURRENCY FUTURES. The Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See the sub-section entitled "Futures." Currency futures involve substantial currency risk, and also involve leverage risk.

CURRENCY OPTIONS. The Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

LIMITATIONS ON CURRENCY HEDGING. The Fund will not speculate in Currency Instruments although the Fund may use such instruments to seek to enhance returns. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments have substantial risks, including correlation risk. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the Net Asset Value (NAV) of the Fund's shares, the NAV of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

RISK FACTORS INVOLVING DERIVATIVES. Derivatives are volatile and involve significant risks, including:

Credit Risk - the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to a Fund.

Currency Risk - the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk - the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities or cash and cash equivalents with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

DISTRESSED SECURITIES. The Fund may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the Manager of equivalent quality ("Distressed Securities"). Investing in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

The Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

FOREIGN INVESTMENT RISKS. The Fund may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Foreign Market Risk. Foreign securities offer the potential for more diversification than if the Fund invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments. The Fund may invest in securities that are not registered (restricted securities) under the Securities Act of 1933 (Securities Act).

Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund's ability to conduct portfolio transactions in such securities.

The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board. The Board has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will continue to develop, the Board will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

INITIAL PUBLIC OFFERINGS. The Fund may invest in securities sold in initial public offerings (IPOs). An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking capital to expand, but can also be done by large privately-owned companies looking to become publicly traded.

In an IPO, the issuer obtains the assistance of an underwriting firm, which helps it determine what type of security to issue (common or preferred), best offering price and time to bring it to market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Investing in IPOs entails risks. Importantly, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. It is difficult to predict what the stock will do on its initial day of trading and in the near future since there is often little historical data with which to analyze the company. Also, most IPOs are of companies going through a transitory growth period, and they are therefore subject to additional uncertainty regarding their future value.

INVESTMENT IN EMERGING MARKETS. The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the International Bank for Reconstruction and Development (World Bank), the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

RESTRICTIONS ON CERTAIN INVESTMENTS. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act of 1940 (1940 Act), a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies. See also "Investments in Other Investment Companies."

RISKS OF INVESTING IN ASIA-PACIFIC COUNTRIES. In addition to the risks of foreign investing and the risks of investing in emerging markets, the developing market Asia-Pacific countries in which the Fund may invest are subject to certain additional or specific risks. Certain funds may make substantial investments in Asia-Pacific countries. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund's purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited a Fund's ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of a Fund's portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund's assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The1940 Act restricts a Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may restrict a Fund's investments in certain foreign banks and other financial institutions.

RISK OF INVESTMENTS IN RUSSIA. The Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for the Fund to lose its registration through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either by itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While each Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies, including exchange traded funds. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.)

Notwithstanding the limits discussed above, the Fund may invest in other investment companies without regard to the limits set forth above provided that the Fund complies with Rules 12d1-1, 12d1-2 and 12d1-3 promulgated by the Securities and Exchange Commission under the 1940 Act.

As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Manager believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

  Junk bonds are issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also maybe lessened by specific issuer developments, or the unavailability of additional financing.
  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.
  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.
  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

LIQUIDITY PUTS OR CALLS. A Fund may also purchase a permissible instrument or investment together with the right to resell or purchase the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a put, and such a right to purchase is commonly known as a call. The aggregate price which a Fund pays for instruments with puts or calls may be higher than the price which otherwise would be paid for the instruments. The purpose of this practice is to permit a Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. A Fund may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. A Fund may choose to exercise calls during periods in which funds are available for investment. In determining whether to exercise puts or calls prior to their expiration date and in selecting which puts or calls to exercise in such circumstances, a Fund's investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or calls, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in a Fund.

MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by, U.S. and foreign corporations.

MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

Mortgage-backed securities can be collateralized by either fixed-rate mortgages or adjustable rate mortgages. Fixed-rate mortgage securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon fixed rate mortgages.

Generally, adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities (FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

The underlying mortgages which collateralize the ARMs in which each Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

Most mortgage-backed securities are issued by federal government agencies such as the Government National Mortgage Association ("Ginnie Mae"), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. The U.S. Treasury Department has contributed funds to each of Fannie Mae and Freddie Mac in exchange for senior preferred stock of the agencies. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the Federal Housing Finance Agency (FHFA), each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. In addition to placing the companies in conservatorship, the U.S.Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S.Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that Fannie Mae's or Freddie Mac's liabilities have exceeded its assets under generally accepted accounting principles, the U.S.Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S.Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S.Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S.Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

MUNICIPAL SECURITIES. The Fund may, from time to time, invest in municipal bonds, which may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

The Fund may invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes. The Fund may invest in municipal asset-backed securities, which are debt obligations, often issued through a trust or other investment vehicles that are backed by municipal debt obligations and accompanied by a liquidity facility. The Fund may invest in municipal securities with the right to resell such securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date. Such a right to resell is commonly referred to as a "put" or "tender option."

Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the OTC market.

The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of the Fund to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.

Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Fund to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Fund paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.

An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. See "Indexed and Inverse Securities."

REAL ESTATE RELATED SECURITIES. Although the Fund may not invest directly in real estate, the Fund may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment by the Fund is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; and investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its federal income tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Internal Revenue Code.

REAL ESTATE INVESTMENT TRUSTS (REITs). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Internal Revenue Code affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. The Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund's repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, the Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

The Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC pursuant to an order of the Securities and Exchange Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified item and price. See "Repurchase Agreements."

The Fund may enter into dollar rolls. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

SECURITIES LENDING. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 33 1/3 % of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay receiving additional collateral or in recovery and in some cases loss of all rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Manager's judgment, such disposition is not desirable.

While the process of selection and continuous supervision by the Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles. Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the federal government by means of price controls, regulations or litigation.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.

The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Fund is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) the Fund must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration, must be segregated on the Fund's records or with its Custodian.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

STANDBY COMMITMENT AGREEMENTS. A Fund may enter into standby commitment agreements. These agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or "IO" security) and the other to receive the principal payments (the principal only or "PO" security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

STRUCTURED NOTES. The Fund may invest in structured notes. The values of the structured notes in which the Fund will invest may be linked to equity securities or equity indices or other instruments or indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument, or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

SUPRANATIONAL ENTITIES. The Fund may invest in debt securities of supranational entities. Examples include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

YANKEE OBLIGATIONS. Some Funds may invest in U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States (Yankee obligations). Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. These include, among others, the Province of Ontario and the City of Tokyo.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. The Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

The Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

UTILITY INDUSTRIES. Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The Manager believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Manager seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the Manager believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Manager will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities' increased costs. The construction and operation of nuclear power facilities are subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution which is expected to be the least competitive and the more regulated part of the business may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become "stranded assets," which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer's balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive, national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Manager, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Manager, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Manager believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN-ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. No Fund has established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

U.S. GOVERNMENT SECURITIES. The Fund may invest in adjustable rate and fixed rate U.S. government securities. U.S. government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. U.S. government guarantees do not extend to the yield or value of the securities or a Fund's shares. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. government guarantees do not extend to the yield or value of the securities or the Fund's shares.

Securities issued by agencies of the U.S. government or instrumentalities of the U.S. government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of Government National Mortgage Association ("GNMA," or "Ginnie Mae"), the Farmers Home Administration, the Small Business Administration and securities guaranteed under FDIC's Temporary Liquidity Guarantee Program are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") are not backed by the full faith and credit of the U. S. government. Fannie Mae and Freddie Mac each may borrow from the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the Federal Housing Finance Agency (FHFA), each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Fannie Mae and Freddie Mac have each been the subject of investigations by federal regulators over certain accounting matters. In addition to placing the companies in conservatorship, the U.S.Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S.Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that Fannie Mae's or Freddie Mac's liabilities have exceeded its assets under generally accepted accounting principles, the U.S.Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S.Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S.Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S.Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

The Fund may invest in debt securities that are guaranteed under the FDIC's Temporary Liquidity Guarantee Program ("TLGP"). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012 (or December 31, 2012, depending on when the debt was originally issued). This guarantee does not extend to shares of the Fund itself.

The Fund may also invest in component parts of U.S. government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. government securities.

ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. The Fund may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received phantom income annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Share Classes. A Fund may offer shares of one or more classes to investors. Not every Fund may offer every share class described in this SAI, and investors should consult their Fund's prospectus for specific information concerning the share classes that are available to them.

Shares of a Fund may be purchased at a price equal to the next determined NAV per share plus a sales charge (if applicable) which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B and Class C shares or Class A shares, in certain circumstances). Class Z, Class Y and Class R shares of a Fund are offered to a limited group of investors at NAV without any sales charges.

Certain Funds may also offer additional or different classes of shares, including Class F, Class I, Class L, Class M, Class X and Class R shares. Specific information with respect to these share classes is set forth in the applicable Fund's prospectus and SAI.

For more information, see "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares" in the Prospectus.

Purchase by Wire. For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, Fund name, class election (if applicable), dividend distribution election, amount being wired and wiring bank. PMFS will also furnish you with instructions for wiring the funds from your bank to the Fund's custodian.

If you arrange for receipt by the custodian of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

In making a subsequent purchase order by wire, you should wire the Fund's custodian directly and should be sure that the wire specifies the Fund name, the share class to be purchased, your name, individual account number, Direct Deposit Account (DDA) Number and the Fund's Bank Account registration. You do not need to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $100.

Issuance of Fund Shares for Securities. Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's Manager.

Multiple Accounts. An institution may open a single master account by filing an application with PMFS, signed by personnel authorized to act for the institution. Individual subaccounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice. Procedures will be available to identify subaccounts by name and number within the master account name. The foregoing procedures would also apply to related institutional accounts (i.e., accounts of shareholders with a common institutional or corporate parent). The investment minimums as set forth in the relevant Prospectus under "How to Buy and Sell Shares of the Fund—How to Buy Shares" are applicable to the aggregate amounts invested by a group, and not to the amount credited to each subaccount.

Reopening an Account. Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application, at any time during the calendar year the account is closed, provided that the information on that application is still applicable.

Restrictions on Sale of Fund Shares. A Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except at times (1) when the the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Redemption in Kind. The Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission and procedures adopted by the Board of Directors. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described under "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus, may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor, your broker or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings.

Sale of Shares. You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. See "Net Asset Value" below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (CDSC), as described in "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually, 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, Rhode Island 02940, to the Distributor or to your broker.

If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940, to the Distributor or to your broker.

Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 7 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, (4) are to be paid to a corporation, partnership, trust or fiduciary, or (5) are to be paid due to the death of the shareholder or on behalf of the shareholder, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be guaranteed by medallion signature guaranteed. The medallion signature guarantee must be obtained from an authorized officer of a bank, broker, dealer, securities exchange or association, clearing agnecy, savings association, or credit union that is participating in one of the recognized medallion programs (STAMP, SEMP, or NYSE MSP). The medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject transactions where the value of the transaction exceeds the value of the surety coverage indicated on the medallion imprint. The Transfer Agent also reserves the right to request additional information from, and make reasonable inquires of, any institution that provides a medallion signature guarantee. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a medallion signature guarantee is not required.

Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $ 100 or more, except if an account for which an expedited redemption is requested has a net asset value of less than$100, the entire account will be redeemed. Redemption proceeds in the amount of $500 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. The money would generally be received by your bank within one business day of the redemption. Redemption proceeds of less than $500 will be sent by ACH to your bank which must be a member of the Automated Clearing House (ACH) system. The money would generally be received by your bank within three business days of the redemption. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund-Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS.

Involuntary Redemption. If the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. The involuntary sale provisions do not apply to: (i) an IRA or other qualified or tax-deferred retirement plan or account, (ii) Automatic Investment Plan ("AIP") accounts, employee savings plan accounts or payroll deduction plan accounts, (iii) accounts with the same registration associated with multiple share classes within the Fund, or (iv) clients with assets more than $50,000 across the Strategic Partners and JennisonDryden families of mutual funds. "Client" for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors. For more information, see "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

Small Account Maintenance Fee. In order to offset the disproportionate effect (in basis points) of expenses associated with servicing small balance accounts, if the value of your account is less than $2,500, a $15 annual small account maintenance fee will be deducted from your account. The $15 annual small account maintenance fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small account maintenance fee will be waived. The $15 small account maintenance fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans (including SIMPLE IRA plans, profit-sharing plans, money purchase pension plans, Keogh plans, defined compensation plans, defined benefit plans and 401(k) plans), (v) AIP accounts or employee savings plan accounts, (vi) accounts with the same registration associated with multiple share classes within the Fund, or (vii) clients with assets of more than $50,000 across the Strategic Partners and JennisonDryden families of mutual funds. "Client" for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors. For more information, see "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

90 Day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge (CDSC). Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purchase Class Z shares (see "Qualifying for Class Z Shares" in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent. In the case of (ii), we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds. Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period (or a four-year period in the case of Short-Term Corporate Bond Fund, Inc.). Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), 6 years in the case of Class B shares (or four years in the case of Short-Term Corporate Bond Fund, Inc. Class B shares), and 12 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. The CDSC will be calculated from the date of the initial purchase, excluding the time shares were held in Class B, Class F or Class C shares of a money market fund. See "Exchange Privileges" below.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), 6 years for Class B and Class F shares (four years in the case of Dryden Short-Term Bond Fund, Inc.) and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of CDSC – Class A Shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purchase Class Z shares (see "Qualifying for Class Z Shares" in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent. In the case of (ii), we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds.

Waiver of CDSC – Class B and Class F Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

The CDSC will be waived in the case of a total or partial redemption in connection with certain distributions under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1/2. The distribution form must be signed by the shareholder.

Finally, the CDSC will be waived to the extent you exchange your shares for shares of other JennisonDryden or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund. See "Shareholder Services – Exchange Privileges," below, for more information regarding the Exchange Privilege.

Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In addition, the CDSC will be waived on redemptions of shares held by Board Members of the Fund.

You must notify PMFS either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC and provide PMFS or your broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

PMFS reserves the right to request such additional documents as it may deem appropriate.

Waiver of CDSC – Class C Shares. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential Retirement at (800) 353-2847.

Automatic Conversion of Class B, Class F, Class M and Class X Shares. Class B, Class F, Class M and Class X shares will automatically convert to Class A shares on a quarterly basis approximately seven years (five years in the case of Dryden Short-Term Corporate Bond Fund), seven years, eight years and ten years, respectively, after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

The number of Class B, Class F, Class M and Class X shares eligible to convert to Class A shares will be the total number of shares that have completed their Class B, Class F, Class M and Class X aging schedule (including any time spent at 0% liability), plus all shares acquired through the reinvestment of dividends for Class B and Class F shares and a proportionate number of shares acquired through reinvestment of dividends for Class M and Class X shares.

For purposes of determining the number of Eligible Shares, if the Class B, Class F, Class M and Class X shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years (five years in the case of Dryden Short-Term Bond Fund, Inc.), seven years (Class F shares), eight years (Class M shares) and ten years (Class X shares) before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years (five years in the case of Dryden Short-Term Bond Fund, Inc.), seven years (Class F shares), eight years (Class M shares) and ten years (Class X shares) from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A shares than Class B, Class F, Class M and Class X shares, the per share NAV of the Class A shares may be higher than that of the Class B, Class F, Class M and Class X shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B, Class F, Class M and Class X shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B, Class F, Class M and Class X shares previously exchanged for shares of a money market fund, the time period during which such shares were held in a money market fund will be excluded for the Class B and Class F shares. For example, Class B and Class F shares held in a money market fund for one year would not convert to Class A shares until approximately eight years. Class B, Class F, Class M and Class X shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchaser of such shares.

The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C, Class F, Class I, Class L, Class M, Class R, Class X, Class Y and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event for federal income tax purposes. The conversion of Class B, Class F, Class M and Class X shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B, Class F, Class M and Class X shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee. Shareholders should consult their tax advisers regarding the tax consequences of the conversion or exchange of shares.

NET ASSET VALUE

The price an investor pays for each share is based on the share value. For each Fund the share value—known as the net asset value per share or NAV— is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing a Fund's NAV, the Fund will value the Fund's futures contracts generally 15 minutes after the close of regular trading on the NYSE. A Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the Nasdaq Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter (OTC) market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be OTC, are valued at the mean between the last reported bid and asked prices provided by principal market makers.

OTC options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or if there was no sale on the applicable commodities exchange on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of a Fund. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Subadviser, Adviser or Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds; and such other factors as may be determined by the Adviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Subadviser or Manager believes were priced incorrectly.

A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager may determine that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager's Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to the Fund's NAV and/or the fair valuation of the securities in the aggregate results in a change of one half of one precent or more of the Fund's daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification.

Short-term debt securities are valued at cost, with interest accrued of discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market maker).

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Subadviser or Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.

As long as a Fund declares dividends daily, the net asset value of each class of shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

SHAREHOLDER SERVICES

Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. Share certificates are no longer to be issued for shares of the Fund. The Fund makes available to its shareholders the following privileges and plans:

Automatic Reinvestment of Dividends and/or Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the transfer agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or the proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

Exchange Privileges. Each Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden mutual funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for federal income tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of JennisonDryden mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

It is contemplated that the exchange privilege may be applicable to new JennisonDryden mutual funds, the shares of which may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificated form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to authenticate your account. A written confirmation of the exchange transaction will be sent to you. Neither a Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

If you hold shares through a brokerage firm, you must exchange your shares by contacting your financial adviser.

If you hold share certificates, the certificates must be returned in order for the shares to be exchanged. See "Purchase, Redemption and Pricing of Fund Shares—Sale of Shares" above.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

Class A shares: Shareholders of a Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.

The following money market funds participate in the Class A exchange privilege: Dryden Government Securities Trust (Money Market Series); and MoneyMart Assets, Inc. (Class A shares).

Class B, Class C and Class F shares: Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, and Class F shareholders may exchange their Class F shares for Class B shares of certain other JennisonDryden or Strategic Partners mutual funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange, excluding any time Class B, Class C or Class F shares were held in a money market fund.

Class B, Class C and Class F shares of a Fund may also be exchanged for shares of MoneyMart Assets, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. For purposes of calculating the seven year holding period applicable to the Class B and Class F conversion feature, the time period during which Class B and Class F shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C or Class F exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C or Class F shares of a Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C or Class F exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C or Class F shares of other funds without being subject to any CDSC.

Class Z shares: Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wachovia Securities, Pruco Securities, LLC or another broker that they are eligible for this special exchange privilege.

Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Wachovia Securities' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Wachovia Securities 401(k) Plan following separation from service ( i.e. , voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Transfer Agent, the Distributor or your broker. The special exchange privilege may be modified, terminated or suspended on sixty days' notice, and any Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Automatic Investment Plan (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.

Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available to shareholders through the Distributor, the Transfer Agent or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class A and Class L (in certain instances), Class B, Class C, Class F, Class M or Class X shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time.

Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the redemption of Class A (in certain instances), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

Mutual Fund Programs. From time to time, a Fund may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are marketed with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

Tax-Deferred Retirement Programs. Various tax deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details is available from the Distributor or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.

TAXES, DIVIDENDS AND DISTRIBUTIONS

The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the Code), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax adviser concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Qualification as a Regulated Investment Company. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net tax-exempt income and investment company taxable income for the year (the Distribution Requirement), and satisfies certain other requirements of the Code that are described below.

Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward. If a Fund has a capital loss carryforward, the amount and duration of any such capital loss carryforward will be set forth at the end of this section.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a "qualified publicly traded partnership" (as such term is defined in the Code).

Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (x) any one issuer (other than United States government securities or securities of other regulated investment companies), or two or more issuers (other than securities of other regulated investment companies) of which the Fund owns 20% or more of the voting stock and which are engaged in the same, similar or related trades or businesses or (y) one or more "qualified publicly traded partnerships" (as such term is defined in the Code).

A Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any year a Fund does not qualify as a regulated investment company, or fails to meet the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) for taxable years beginning prior to January 1, 2011, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be subject to taxation on any net built-in-gains (i.e., the excess of the aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) recognized for a period of ten years, or, under certain circumstances, may have to recognize and pay tax on such net built-in-gain, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income, including qualified dividend income, for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to borrow money or liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. A Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the Distribution Requirement. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the Distribution Requirement. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules. The foregoing concepts are explained in greater detail in the following paragraphs.

Gains or losses on sales of stock or securities by a Fund generally will be treated as long-term capital gains or losses if the stock or securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call or otherwise holds an offsetting position, with respect to the stock or securities. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses.

If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Gain or loss on the sale, lapse or other termination of options acquired by a Fund on stock or securities and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option.

Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require a Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund's hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the Distribution Requirement referred to above. Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the Fund for the security. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and therefore is subject to the Distribution Requirement. Because the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other securities and use the proceeds to make distributions to satisfy the Distribution Requirement.

Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Funds will be required to be "marked to market" for federal income tax purposes at the end of a Fund's taxable year, that is, treated as having been sold at the fair market value on the last business day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to the Distribution Requirement referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions from current earnings and profits, and distributions made before the losses were realized could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

A Fund may make investments in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies (PFICs) under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a QEF), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the Distribution Requirement, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. A Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, with such election being made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the Distribution Requirement, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. A Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

A Fund may invest in real estate investment trusts (REITs). Such Fund's investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income. REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive.

Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits (REMICs). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will be subject to an excise tax equal to 100% of such unrelated business taxable income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Fund Distributions. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15% and a maximum rate of 20% thereafter. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Dividends paid by a Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Dividends paid by a Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, are generally exempt from income tax in that state. However, income from municipal securities from other states generally will not qualify for tax-free treatment. The U. S. Supreme Court ruled on May 19, 2008 that cities and states may continue to provide a tax exemption for interest on in-state municipal bonds while taxing interest on out-of-state bonds.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund will not be deductible for U.S. federal income tax purposes to the extent it relates to exempt-interest dividends received by a shareholder. If a shareholder receives exempt interest dividends with respect to any share of a Fund and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. In addition, the receipt of dividends and distributions from a Fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisers as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to the federal "branch profits" tax, or the federal "excess net passive income" tax. A Fund may either retain or distribute to shareholders its net capital gain (i.e., excess net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any distribution in excess of such tax basis will be treated as gain from the sale of its shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares. A shareholder will generally recognize gain or loss on the sale or redemption of shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund or substantially identical stock or securities within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares (1) pursuant to a reinvestment right received upon the purchase of the original shares and (2) at a reduced load charge (i.e., sales or additional charge), then any load charge incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing gain or loss upon the sale of such shares, to the extent the original load charge does not exceed any reduction of the load charge with respect to the acquisition of the subsequent shares. To the extent the original load charge is not taken into account on the disposition of the original shares, such charge shall be treated as incurred in connection with the acquisition of the subsequent shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of long-term capital gain dividends received on (or undistributed long-term capital gains credited with respect to) such shares.

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum federal income tax rate of 15%, and thereafter at a maximum 20% rate, where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Foreign Taxes. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign issuers, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

If the Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will be treated as "passive" or "general" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met at both the Fund and the shareholder levels.

A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. The Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

State and Local Tax Matters. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gains distributions from regulated investment companies and other items may differ from federal income tax rules. Shareholders are urged to consult their tax advisers as to consequences of these and other state and local tax rules affecting investment in a Fund.

Capital Loss Carryfoward-Conservative Growth Fund. For federal income tax purposes, the Fund had a capital loss carryforward as of July 31, 2008 of approximately $76,100,000, of which $3,500,000 expires in 2009, $25,900,000 expires in 2010, $36,600,000 expires in 2011, $9,400,000 expires in 2012 and $700,000 expires in 2013. The Fund utilized $7,855,754 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Post-October Capital Losses - Dryden Small Cap Value Fund. The fund has elected to treat post-October capital losses of approximately $38,700 incurred between November 1, 2007 and July 31, 2008 as having been incurred in the next fiscal year.

DISCLOSURE OF PORTFOLIO HOLDINGS

A Fund's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the Commission on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. A Fund's annual and semi-annual reports are posted on the Fund's website at www.prudential.com. A Fund's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the Commission on Form N-Q within 60 days after the end of the Fund's first and third fiscal quarters, and may be accessed at www.sec.gov.

A Fund generally posts on its website at www.jennisondryden.com a detailed list of the Fund's portfolio holdings as of the end of each calendar month within approximately 30 days following the end of the month. A Fund's detailed list of portfolio holdings will generally remain available on the Fund's website for approximately one month, at which time the list will be replaced.

In addition, a Fund may also release its top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund's website and will generally be available for viewing until replaced at the end of the subsequent quarter.

Portfolio holdings information which appears on a Fund's website may also be made available in printed form.

When authorized by the Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above. The Fund has entered into ongoing arrangements to make available information about the Fund's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Fund's shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by the Fund's custodian bank(s).

As of the date of this Statement of Additional Information, each Fund will provide:

1. Traditional External Recipients/Vendors

  Full holdings on a daily basis to RiskMetrics Group and Broadridge Financial Solutions, Inc. (proxy voting administrator/agents) at the end of each day;
  Full holdings on a daily basis to RiskMetrics Group (securities class action claims administrator) at the end of each day;
  Full holdings on a daily basis to a Fund's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Subadviser has responsibility;
  Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and
  Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual period-ends.

2. Analytical Service Providers

  Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund's fiscal quarter-end;
  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;
  Full holdings on a daily basis to FactSet Research Systems, Inc. and Lipper, Inc. (investment research providers) at the end of each day;
  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected JennisonDryden and Strategic Partners Funds only);
  Full holdings on a daily basis to Electra Information Systems, Inc. (Target Portfolio Trust -- Small Capitalization Growth Portfolio -- securities managed by Ashfield only);
  Full holdings to Frank Russell Company (investment research provider) at the end of each month (Jennison Small Company Fund only);
  Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Jennison Growth Fund and certain other selected JennisonDryden and/or Strategic Partners Funds only);
  Full holdings on a weekly basis to SG Constellation (a financing company) approximately one day after the end of the week (Strategic Partners Mutual Funds, Inc. only);
  Full holdings on a daily basis to Brown Brothers Harriman & Co. (operations support) (Dryden Financial Services Fund only);
  Full holdings on a weekly basis to Investment Technology Group, Inc. (analytical service provider) (Dryden Financial Services Fund only); and
  Full holdings on a daily basis to State Street Bank & Trust Company (operations service provider) (Dryden Financial Services Fund only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by a Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on or further disseminating confidential information, including portfolio holdings information.

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over a Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that a Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

PROXY VOTING

The Board has delegated to each Fund's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. Each Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to each Fund's Subadviser(s) the responsibility for voting the Fund's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission. Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ending June 30 is available on the Fund's website and on the Commission's website at www.sec.gov.

A summary of the proxy voting policies of the Subadviser(s) is set forth in the Appendix to this SAI.

CODES OF ETHICS

The Board of Directors of each Fund has adopted a Code of Ethics. In addition, the Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

APPENDIX I: DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.
  High rates of return on funds employed.
  Conservative capitalization structure with moderate reliance on debt and ample asset protection.
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

FITCH RATINGS LTD.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

International Short-Term Credit Ratings

F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.

Plus (+) or Minus (-): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

Jennison Associates LLC (Jennison)

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of Jennison's proxy voting policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

Any proxy vote that may represent a potential material conflict of interest is reviewed by Jennison's Compliance Department.

Quantitative Management Associates LLC (QMA)

Description of QMA Proxy Voting Policies

It is the policy of Quantitative Management Associates LLC ("QMA") to vote proxies on client securities in the best long-term economic interest of our clients, in accordance with QMA's established proxy voting policy and procedures. In the case of pooled accounts, our policy is to vote proxies on securities in such account in the best long-term economic interest of the pooled account. In the event of any actual or apparent material conflict between our clients' interest and our own, our policy is to act solely in our clients' interest. To this end, the proxy voting policy and procedures adopted by QMA include procedures to address potential material conflicts of interest arising in connection with the voting of proxies.

QMA's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect QMA's judgment of how to further the best long-range economic interest of our clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. QMA's policy is generally to abstain from voting proxies on social or political issues. Where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer's management if we determine that voting is in the best economic interest of our clients. Additionally, QMA will generally not recall or vote proxies with respect to shares out on loan. Our proxy voting committee is responsible for interpreting the proxy voting policy as well as monitoring conflicts of interest, and periodically assesses the policy's effectiveness.

QMA utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with QMA's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, QMA provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.

PART C

OTHER INFORMATION

Item 23. Exhibits.

(a)(1) Certificate of Trust. Incorporated by reference to the Registration Statement on Form N1- A filed on July 9, 1999 (File No. 333-82621).

(2) Amendment to Certificate of Trust dated September 4, 2001. Incorporated by reference to Post Effective Amendment No. 8 to the Registration Statement on Form N1-A filed on September 30, 2002.

(3) Agreement and Declaration of Trust. Incorporated by reference to the Registration Statement on Form N1-A filed on July 9, 1999 (File No. 333-82621).

(4) Certificate of Correction of Amendment to Certificate of Trust dated May 14, 2002. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N1-A filed on September 30, 2002.

(b) By-Laws, amended as of November 16, 2004. Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(c) In response to this item, Registrant incorporates by reference the following provisions of its Agreement and Declaration of Trust and By-Laws, filed herewith as Exhibit (a)(3) and Exhibit (b), defining the rights of the Trust's shareholders: Articles III and V of the Agreement and Declaration of Trust and Article III of the By-Laws.

(d)(1) Management Agreement between Registrant and Prudential Investments Fund Management LLC (now known as Prudential Investments LLC) (PI). Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N1-A filed on October 30, 2000.

(i) Amendment to Management Agreement between Registrant and Prudential Investments Fund Management LLC. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on September 29, 2005.

(2)(i) Subadvisory Agreement between PI and Jennison Associates LLC. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on September 29, 2005.

(ii) Subadvisory Agreement between PI and Quantitative Management Associates LLC dated January 26, 2007. Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N1-A filed on September 28, 2007.

(e)(1) Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services LLC (PIMS). Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N1-A filed on February 9, 2007.

(2) Distribution Agreement between the Registrant and American Skandia Marketing, Inc., relating to Class M and Class X Shares. Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N1-A filed on February 9, 2007.

(3) Selected Dealer Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed on Form N1-A on August 1, 2000.

(f) Not applicable.

(g)(1)(i) Custodian Contract between the Registrant and The Bank of New York (BNY) dated November 7, 2002. Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement filed on Form N1-A on October 2, 2003.

(ii) Amendmentdated December 27, 2007 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to the JennisonDryden Portfolios Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(iii) Amendmentdated June 30, 2009 to Custodian Agreement between the Registrant and BNY. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A filed via EDGAR on June 30, 2009 (File No. 33-10649).

(2) Custodian Services Agreement between the Registrant and PFPC Trust Company (PFPC) dated July 1, 2005. Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on Form N-1A on September 29, 2005.

(h)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. (PMFS), dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(2) Amendment dated December 27, 2007 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the JennisonDryden Portfolios Post - Effective Amendment No. 37 to the Registration statement of on Form N1-A as filed with the Commission on December 21, 2007 (File No. 33-9269).

(3) Amendment dated September 2, 2008 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the Target Portfolio Trust Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A as filed with the Commission on January 30, 2009 (File No. 33-50476).

(i)(1) Opinion of Morris, Nichols, Arsht & Tunnell dated September 27, 2002. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N1-A filed on September 30, 2002.

(2) Opinion of Morris, Nichols, Arsht & Tunnell dated February 9, 2007. Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N1-A filed on February 9, 2007.

(j) Consent of independent registered public accounting firm. To be filed by subsequent amendment.

(k) Not applicable.

(l) Not applicable.

(m)(1) Distribution and Service Plan for Class A Shares. Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on September 30, 2008 (File No. 333-82621).

(2) Distribution and Service Plan for Class B Shares. Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on September 30, 2008 (File No. 333-82621).

(3) Distribution and Service Plan for Class C Shares. Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on September 30, 2008 (File No. 333-82621).

(4) Distribution and Service Plan for Class L Shares of Small Cap Value Fund. Incorporated by reference to Exhibit (2)(i) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(5) Distribution and Service Plan for Class L Shares of Jennison Conservative Growth Fund (JCGF). Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N1-A filed on February 9, 2007.

(6) Distribution and Service Plan for Class M Shares of Small Cap Value Fund. Incorporated by reference to Exhibit (3)(i) to Post-Effective Amendment No. 12 to the Registration Statement on Form N1-A filed on November 22, 2004.

(7) Distribution and Service Plan for Class M Shares of JCGF. Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N1-A filed on February 9, 2007.

(8) Distribution and Service Plan for New Class X Shares of Strategic Partners Small Capitalization Value Fund and Strategic Partners Total Return Bond Fund dated July 29, 2005. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 15 to the Registration Statement on Form N1-A filed on November 15, 2006.

(9) Distribution and Service Plan for Class X Shares of JCGF. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 16 to the Registration Statement on Form N1-A filed on February 9, 2007.

(10) 12b-1 Fee Waiver for Class A Shares of JCGF and Class A Shares of SCV. To be filed by subsequent amendment.

(11) QMA Subadvisory Fee Waiver SCV dated January 26, 2007. Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N1-A filed on September 28, 2007.

(n) Amended and Restated Rule 18f-3 Plan dated November 15, 2006. Incorporated by reference to corresponding Exhibit to Post-Effective Amendment No. 15 to the Registration Statement on Form N1-A filed on November 22, 2004.

(o) Not applicable.

(p)(1) Code of Ethics of the Registrant dated January 2009, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A for Dryden Municipal Bond Fund, filed via EDGAR on June 30, 2009 (File No. 33-10649).

(2) Code of Ethics and Personal Securities Trading Policy of Prudential, including the Manager and Distributor, dated January 2009, incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A for Dryden Municipal Bond Fund, filed via EDGAR on June 30, 2009 (File No. 33-10649).

(3) Code of Ethics of Jennison Associates LLC dated October 5, 2005. Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed on September 29, 2006.

(q) Power of Attorney dated July 1, 2008. Incorporated by reference to Jennison Natural Resources Fund, Inc. Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (33-15166) filed via EDGAR on July 31, 2008.

________________________________________________________________

Item 24. Persons Controlled by or under Common Control with Registrant.

Not Applicable.

Item 25. Indemnification.

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VII of the Agreement and Declaration of Trust (Exhibit (a)(3) to this Registration Statement) and Article XI of the Trust's By-Laws (Exhibit (b) to the Registration Statement), officers, trustees, employees and agents of Registrant will not be liable to Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with Registrant, subject to the same exceptions. Section 3817 of the Delaware Statutory Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of the Trust. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to this Registration Statement), the Distributor of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

Section 8 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits (d)(2)(i) through (xi) to the Registration Statement) limit the liability of PI and each Adviser, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act as long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

Item 26. Business and Other Connections of Investment Adviser.

(a) PI

See "How the Funds are Managed-Manager" and “How the Fund is Managed-Manager” in the Prospectuses constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.

The business and other connections of the directors and officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission, as most recently amended (File No. 801-31104).

(b) Quantitative Management Associates LLC (QMA)

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectuses constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI.

Information as to QMA’s directors and executive officers is included in its Form ADV as currently on file with the Commission (File No. 801-62692), the relevant text of which is incorporated herein by reference.

(c) Jennison Associates LLC (Jennison)

See "How the Fund is Managed-Investment Subadviser and Portfolio Managers" in the Jennison Conservative Growth Fund Prospectus constituting a portion of Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI.

Information as to Jennison’s directors and executive officers is included in its Form ADV filed with the Commission (801-5608), as most recently amended, the relevant text of which is incorporated herein by reference.

Item 27. Principal Underwriters.

(a) Prudential Annuities Distributors, Inc. (PAD), One Corporate Drive, Shelton, Connecticut 06484 and Prudential Investment Management Services, LLC (PIMS), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102 (the “Distributors,” as previously defined) serve as the principal underwriters and distributors for the Registrant.  The Distributors are registered broker-dealers and members of the National Association of Securities Dealers, Inc.

PIMS is distributor for Cash Accumulation Trust, Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Dryden Global Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison Mid-Cap Growth Fund, Inc., JennisonDryden Portfolios, Prudential World Fund, Inc., Target Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., JennisonDryden Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Series Fund and Advanced Series Trust.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A

(b)(1) The business and other connections of PIMS’ sole member (PIFM Holdco, Inc) and Principal officers are listed in its Form BD as currently on file with the securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(2) The business and other connections of PAD’s directors and principal executive officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 21570), the text of which is hereby incorporated by reference.

(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of The Bank of New York Mellon (BNY), One Wall Street, New York, New York 10286; PFPC Trust Company (PFPC), 400 Bellevue Parkway, Wilmington, Delaware 19809, Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; QMA, Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, Jennison, 466 Lexington Avenue, New York, NY 10017; J.P. Morgan, 522 Fifth Avenue, New York, NY 10036 and Prudential Mutual Fund Services LLC (PMFS), P.O. Box 8098, Philadelphia, Pennsylvania 19101. Documents required by Rules 31a-1(b)(4), (5), (6), (7), (9), (10) and (11), and 31a-1(d) and 31a-1(f) under the 1940 Act will be kept at 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) of the 1940 Act and the Rules promulgated thereunder will be kept by BNY, PFPC and PMFS.

Item 29. Management Services.

Other than as set forth under the captions “How the Fund Is Managed—Manager”, “How the Fund Is Managed—Investment Subadviser” and “How the Fund Is Managed—Distributor” in the Jennison Conservative Growth Fund Prospectus, and as set forth under the captions “How the Funds are Managed—Manager,” “How the Fund Is Managed—Investment Subadvisers” and “How the Funds are Managed—Distributor” in the Prospectus for the other funds of the Registrant, and the caption “Management and Advisory Arrangements” and “Other Service Providers” in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post Effective Amendment No. 19 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and State of New Jersey, on the 31ST day of July, 2009.

STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

*JUDY A. RICE

President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
*Kevin J. Bannon	Trustee
*Linda W. Bynoe	Trustee
*David E. A. Carson	Trustee
*Robert F. Gunia	Vice President and Trustee
*Michael S. Hyland	Trustee
*Robert E. La Blanc	Trustee
*Douglas H. McCorkindale	Trustee
*Stephen P. Munn	Trustee
*Richard A Redeker	Trustee
*Judy A. Rice	President and Trustee, Principal Executive Officer
*Robin B. Smith	Trustee
*Stephen G. Stoneburn	Trustee
*Grace C. Torres	Treasurer and Principal Financial and Accounting Officer
* By: /s/ Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	July 31, 2009